Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2024, 2023 and 2022

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statements of income (loss) and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
March 31, 2025

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2024	2023
Admitted assets:
Bonds	$6,071,042	$6,993,422
Contract loans	2,566,770	2,496,443
Real estate, at depreciated cost	24,724	27,446
Preferred stocks	45,094	49,028
Common stocks - affiliated	710,595	105,282
Common stocks - non-affiliated	30,717	38,368
Mortgage loans	476,263	517,608
Cash, cash equivalents and short-term investments	84,579	162,242
Derivatives	1,643	3,547
Other invested assets	538,391	445,747
Receivables for securities	11,947	5,820
Derivative collateral	64,454	63,468
Total cash and invested assets	10,626,219	10,908,421
Deferred and uncollected premiums	53,601	59,164
Due and accrued investment income	168,117	172,735
Current federal and foreign income tax	3,622	11,007
Reinsurance recoverables	2,427	6,291
Deferred tax asset	38,206	41,533
Receivables from affiliates	11,414	10,503
Other assets	22,980	7,743
Separate account assets	3,011,197	3,033,301
Total admitted assets	$13,937,783	$14,250,698

Liabilities:
Reserves for future policy benefits	9,051,089	9,364,960
Policyholders’ funds	565,732	605,799
Dividends to policyholders	86,580	107,165
Policy benefits in course of settlement	160,710	198,925
Amounts payable on reinsurance	30,762	11,778
Accrued expenses and general liabilities	148,955	161,842
Reinsurance funds withheld liability	443,075	328,562
Interest maintenance reserve (“IMR”)	45,484	68,250
Transfers to (from) separate account due and accrued	(44,458)	(65,380)
Asset valuation reserve (“AVR”)	139,480	117,069
Separate account liabilities	3,011,197	3,033,301
Total liabilities	13,638,606	13,932,271

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	679,332	634,333
Surplus notes	126,444	126,418
Special surplus funds	2,500	2,500
Unassigned surplus	(519,099)	(454,824)
Total surplus	299,177	318,427
Total liabilities, capital and surplus	$13,937,783	$14,250,698

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2024	2023	2022 [1]
Income:
Premium and annuity considerations	$(685,165)	$343,202	$305,818
Net investment income and amortization of IMR	548,642	578,124	621,969
Commissions and expense allowances on reinsurance ceded	17,277	14,037	14,710
Reserve adjustments on reinsurance ceded	700,816	(223,767)	(238,878)
Fees associated with separate account and other miscellaneous income	112,047	98,416	107,029
Total income	693,617	810,012	810,648

Current and future benefits:
Death benefits	483,109	566,114	464,636
Disability and health benefits	2,377	3,126	2,457
Annuity benefits and matured endowments	57,534	70,219	72,568
Surrender benefits	602,994	632,220	503,057
Interest on policy or contract funds	27,722	22,851	12,331
Settlement option payments	19,899	22,254	22,669
Net transfers to (from) separate accounts, net of reinsurance	(295,462)	(267,135)	(178,166)
Change in reserves for future policy benefits and policyholders’ funds	(321,869)	(439,129)	(329,194)
Total current and future benefits	576,304	610,520	570,358

Operating expenses:
Direct commissions	7,747	8,528	6,962
Commissions and expense allowances on reinsurance assumed	6,711	5,998	5,167
Premium, payroll and miscellaneous taxes	7,636	6,088	9,440
Other operating expenses	90,989	93,395	95,906
Total operating expenses	113,083	114,009	117,475
Net gain (loss) from operations before dividends and federal income taxes	4,230	85,483	122,815
Dividends to policyholders	51,937	69,339	78,002
Net gain from operations after dividends and before federal income taxes	(47,707)	16,144	44,813
Federal and foreign income tax expense (benefit)	(9,529)	(16,814)	6,143
Net gain from operations before realized capital gains (losses)	(38,178)	32,958	38,670
Realized capital gains (losses), net of income taxes and IMR	(31,372)	(40,550)	13,343
Net income (loss)	(69,550)	(7,592)	52,013

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	23,919	(8,145)	(58,141)
Change in deferred income taxes	12,441	737	1,101
Change in non-admitted assets	(18,686)	(27,743)	(22,579)
Change in reserve on account of change in valuation basis	(7,998)	—	—
Change in asset valuation reserve	(22,411)	9,286	37,108
Change in surplus notes	26	26	26
Dividends to stockholder	—	—	(274,026)
Capital and paid-in surplus	45,000	20,000	—
Other surplus changes, net	18,009	(27,490)	(7,570)
Merger adjustments	—	(10,087)	283,650
Net increase (decrease) in capital and surplus	(19,250)	(51,008)	11,582
Capital and surplus, beginning of year	318,427	369,435	357,853
Capital and surplus, end of year	$299,177	$318,427	$369,435
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

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Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2024	2023	2022 [1]
Cash provided by (used for) operations:
Premiums	$411,726	$405,807	$372,950
Investment and other income	646,100	811,315	849,743
Claims and benefits	(1,442,021)	(1,668,638)	(1,580,595)
Dividends paid	(102,908)	(110,858)	(90,841)
Commissions and other expenses	(121,602)	(106,755)	(106,853)
Net transfers from separate accounts	316,384	232,602	232,885
Federal income taxes recovered (paid)	7,496	(17,812)	(16,327)
Net cash provided by (used for) operations	(284,825)	(454,339)	(339,038)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,143,047	850,727	1,118,031
Proceeds from sales, maturities and repayments of stocks	14,581	2,426	16,489
Proceeds from sales, maturities and repayments of mortgage loans	41,990	39,311	123,722
Proceeds from sales, maturities and repayments of other invested assets	65,136	48,048	301,759
Cost of bonds acquired	(277,660)	(343,941)	(632,663)
Cost of stocks acquired	(578,629)	(303,285)	(4,117)
Cost of mortgage loans acquired	(108)	(22,514)	(55,370)
Cost of other invested assets acquired	(140,882)	(53,803)	(169,566)
Cost of other investments acquired	(1,102)	(9,544)	(74,539)
Net decrease (increase) in contract loans	(70,455)	(14,161)	20,317
Net cash provided by (used for) investments	195,918	193,264	644,063

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	45,000	20,000	—
Net deposits (withdrawals) of deposit-type contracts	(40,067)	193,955	(13,309)
Dividends to stockholder	—	—	(274,026)
Other cash provided (applied)	6,311	60,753	11,689
Net cash provided by (used for) financing and miscellaneous uses	11,244	274,708	(275,646)
Net increase (decrease) in cash and short-term investments	(77,663)	13,633	29,379
Cash and short-term investments, beginning of year	162,242	148,609	119,230
Cash and short-term investments, end of year	$84,579	$162,242	$148,609
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

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Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions or billions)

1.    Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

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Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

8

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions all have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

In 2024, the NAIC adopted revisions to SSAP No. 93, Investments in Tax Credit Structures, to expand guidance for inclusion of all tax credit investments regardless of structure. SSAP No. 94, State and Federal Tax Credits, was also revised to expand and amend guidance to include both purchased and federal tax credits. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2024 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2024, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

9

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has investments in two subsidiaries, Nassau ABS A-I LLC (“ABS A”) and Nassau ABS B-I LLC (“ABS B”), investment SPVs, that were formed in 2023 and 2024, respectively. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

10

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as either proceeds of other investments or sales of other investments.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

11

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company uses equity index options to hedge against market risks from changes in equity index price associated with certain annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain (loss) during the period representing equity index options was $(1.5) million, $(2.6) million and $0 as of December 31, 2024, 2023 and 2022, respectively.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was $0.3 million, $(0.1) million and $0 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $169.2 million and $173.7 million gross due and accrued investment income at December 31, 2024 and 2023, respectively. There was $1.1 million and $1.0 million due and accrued investment income non-admitted at December 31, 2024 and 2023, respectively. There was $168.1 million and $172.7 million net due and accrued investment income at December 31, 2024 and 2023, respectively.

12

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2024 and 2023 were $128.8 million and $110.1 million, respectively. Changes for the years ended December 31, 2024, 2023 and 2022 increased (decreased) surplus by $(18.7) million, $(27.7) million and $(22.6) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2024 and 2023, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2024 and 2023, there were $82.0 million and $82.0 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

13

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist primarily of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to (from) separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has no capacity to pay dividends in 2025.

During 2024, 2023 and 2022, the Company paid cash dividends of $0, $0 and $274.0 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

14

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.3 million, $0.5 million and $4.3 million for 2024, 2023 and 2022, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $0.8 million and $0.9 million for 2024, 2023 and 2022, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased (reduced) by cumulative unrealized gains (losses) was $(59.8) million, $61.0 million and $(44.4) million as of December 31, 2024, 2023 and 2022, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

15

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2024, 2023 and 2022:

•$39.7 million, $0 and $24.2 million of non-cash investment exchanges as of December 31, 2024, 2023 and 2022, respectively.
•In conjunction with the October 1, 2024, recapture of a reinsurance treaty with Nomura Americas US Re LTD (“Nomura”) and simultaneous replacement with a reinsurance treaty with Munchener Ruck (“Munich Re”), the Company excluded $1.1 billion of premiums offset by $0.9 billion of claims and benefits and $0.1 billion for change in funds held.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

16

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement.

17

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$242,312	$—	$(82,594)	$159,718
All other governments	84,707	453	(18,531)	66,629
States, territories and possessions	26,290	17	(3,245)	23,062
Political subdivisions of states, territories and possessions	61,370	25	(6,755)	54,640
Special revenue	360,379	275	(44,632)	316,022
Industrial and miscellaneous (unaffiliated)	3,677,127	18,996	(516,241)	3,179,882
Parent, subsidiaries and affiliates	62,477	234	(8,083)	54,628
Hybrid securities	89,230	129	(3,340)	86,019
Mortgage-backed and asset-backed securities	1,467,150	4,370	(139,423)	1,332,097
Total bonds	$6,071,042	$24,499	$(822,844)	$5,272,697

Preferred stock	$45,094	$2,154	$(2,312)	$44,936
Common stock	$30,717	$—	$—	$30,717
Common stock - affiliate	$710,595	$—	$—	$710,595

18

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2024 and 2023.

The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$267	$(14)	$159,451	$(82,580)	$159,718	$(82,594)
All other governments	7,864	(731)	52,681	(17,800)	60,545	(18,531)
States, territories and possessions	148	(1)	20,625	(3,244)	20,773	(3,245)
Political subdivisions	9,011	(265)	40,436	(6,490)	49,447	(6,755)
Special revenue	53,785	(2,266)	238,235	(42,366)	292,020	(44,632)
Industrial and miscellaneous (unaffiliated)	214,753	(6,724)	2,574,099	(509,517)	2,788,852	(516,241)
Parent, subsidiaries and affiliates	4,979	(370)	46,903	(7,713)	51,882	(8,083)
Hybrid securities	19,872	(583)	63,015	(2,757)	82,887	(3,340)
Mortgage-backed and asset-backed securities	216,574	(12,868)	754,414	(126,555)	970,988	(139,423)
Total bonds	$527,253	$(23,822)	$3,949,859	$(799,022)	$4,477,112	$(822,844)
Number of positions at unrealized loss		302		1,778		2,080

The Company reported $0.5 million and $6.5 million of gross unrealized gains and $(7.7) million and $(9.4) million of gross unrealized losses related to common stock for the periods ended December 31, 2024 and 2023, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2024, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $13.5 million with unrealized losses of $7.7 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

19

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As of December 31, 2024, there are 53 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $44.5 million. Securities in an unrealized loss position for over 12 months consisted of 1,778 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parents, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

20

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of bonds as of December 31, 2024 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$190,020	$185,767
Due after one year through five years	1,250,501	1,173,207
Due after five years through ten years	1,114,271	1,050,992
Due after ten years	3,516,250	2,862,731
Total	$6,071,042	$5,272,697

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $4.5 million and $13.7 million as of December 31, 2024 and 2023, respectively. OTTIs were $25.0 million, $18.4 million and $13.0 million in 2024, 2023 and 2022, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2024, 2023 and 2022, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2024	2023

Real estate	$24,724	$27,446
Total real estate	$24,724	$27,446

21

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2024 and 2023, the Company had $476.3 million and $517.6 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2024 and 2023 were $1.4 million and $1.8 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31 (in millions):

	2024	2023

Industrial	$64.1	$64.7
Multifamily	89.0	102.2
Office	91.8	94.3
Retail	108.2	130.0
Self-storage	48.9	50.3
Warehouse	44.6	45.4
Other	31.1	32.5
Total mortgage loans	477.7	519.4
Less: Allowance for loan losses	1.4	1.8
Net mortgage loans	$476.3	$517.6

The following tables reflect the distribution of mortgage loans by geographic region as of December 31 (in millions):

	2024	2023

East North Central	$51.5	$64.6
Middle Atlantic	14.5	15.0
Mountain	73.1	82.9
New England	15.3	15.2
Pacific	122.0	124.9
South Atlantic	103.3	115.9
West North Central	50.3	51.4
West South Central	47.7	49.5
Total mortgage loans	477.7	519.4
Less: Allowance for loan losses	1.4	1.8
Net mortgage loans	$476.3	$517.6

22

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31 (in millions). The ratios are updated as information becomes available.

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$132.8	$4.1	$21.9	$13.1	$—	$—	$171.9
50% - 60%	104.4	—	17.6	36.3	9.7	—	168.0
60% - 70%	2.8	63.2	5.2	—	9.2	—	80.4
70% - 80%	5.9	—	22.1	6.1	6.2	10.2	50.5
80% and greater	—	—	—	—	—	5.5	5.5
Total	$245.9	$67.3	$66.8	$55.5	$25.1	$15.7	$476.3

	December 31, 2023
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $401.3 million CM1 loans and $76.4 million CM2 loans as of December 31, 2024. The Company held $405.0 million CM1 loans and $114.4 million CM2 loans as of December 31, 2023. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2024 and 2023 was 82.2% and 59.1%, respectively. As of December 31, 2024 and 2023, all loans were current.

During 2024, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2024, 2023 and 2022.

23

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2024	2023

Private equity	$56,846	$33,544
Mezzanine partnerships	1,778	2,132
Collateralized fund obligation	32,840	36,523
Mortgage and real estate	53,151	41,964
Direct equity	134,047	116,922
Credit funds	54,359	23,779
Surplus debentures	97,903	100,113
Residual tranches	104,880	88,183
Other alternative assets	2,587	2,587
Total other invested assets	$538,391	$445,747

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $173.9 million and $104.9 million as of December 31, 2024 and 2023, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2024	2023
Put options:
Notional amount	$129,599	$210,413
Fair value	$1,022	$3,232
Carrying value	$1,022	$3,232

Swaps:
Notional amount	$900,000	$900,000
Fair value	$(51,821)	$(49,529)
Carrying value	$500	$500

Foreign currency forwards:
Notional amount	$23,216	$18,423
Fair value	$121	$(185)
Carrying value	$121	$(185)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

24

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2024, the Company had net derivative assets of $1.6 million, which represented $57.0 million of gross derivative assets offset by $55.4 million in derivative liabilities. For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $529.0 million and $488.4 million as of December 31, 2024 and 2023, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $705.0 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	9	8	$1,492	$10,422	$1,482	$10,250
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	3	1	1,459	1,338	3,612	2,006
(4) Preferred Stock - Fair Value	4	5	4,441	3,887	4,441	3,887
(5) Total (1+2+3+4)	16	14	$7,392	$15,647	$9,535	$16,143
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau ABS A-I LLC and Nassau ABS B-I LLC. NNY filed Sub-1 filings with the NAIC for ABS A and ABS B. The NAIC accepted those filings in 2024. The Company admitted $185.7 million and $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2024 and 2023, respectively. ABS B was funded in 2024, and the Company admitted $524.9 million within common stock based on the underlying equity for ABS B as of December 31, 2024. No subsidiary equity for ABS B was admitted as of December 31, 2023.

25

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company has two other subsidiaries, PM Holdings, Inc. and Nassau 2019 CFO LLC, with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2024 and 2023 for these three companies. All subsidiaries are wholly owned by NNY.

Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2024, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Federal National Mortgage Association, Bank of America Corporation, Oracle Corporation, and Wells Fargo & Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2024	2023	2022

Bonds	$297,924	$337,372	$337,779
Contract loans	230,372	208,166	214,940
Cash and short-term investments	8,905	11,766	4,532
Real estate, net of expenses	4,181	4,852	4,676
Preferred stock	2,217	2,128	2,810
Common stock	3,115	743	362
Mortgage loans	20,994	21,019	26,159
Other invested assets	33,260	38,680	58,394
Derivative instruments	(14,035)	(14,469)	(1,796)
Amortization of IMR	4,963	8,461	16,449
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	34,168	31,508	33,250
Net investment income	$548,642	$578,124	$621,969

26

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For the year ended December 31, 2024, the Company had 1 security called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2024	2023	2022	2024	2023	2022

Bonds	$(27,560)	$(20,684)	$(5,391)	$68	$278	$4,676
Investments in affiliates	—	—	—	26,458	2,987	—
Preferred stock	(495)	(1,017)	(3,452)	(550)	1,600	(6,380)
Common stock	7,685	8	2,072	(4,168)	896	320
Mortgage loans	485	(1,442)	(65)	—	—	—
Other invested assets	(1,285)	(10,794)	19,259	2,800	(16,381)	(72,232)
Derivative instruments	(609)	(181)	900	(1,165)	(2,167)	20
Foreign exchange	(176)	—	—	—	—	—
Miscellaneous	—	387	52	—	697	—
	(21,955)	(33,723)	13,375	23,443	(12,090)	(73,596)
Income tax benefit (expense)	(9,417)	(6,827)	(32)	476	3,945	15,455
Net capital gains (losses)	$(31,372)	$(40,550)	$13,343	$23,919	$(8,145)	$(58,141)

Realized losses for 2024 include other-than-temporary impairments of $25.0 million, including impairments on bonds of $22.0 million, preferred stock of $0.5 million and other invested assets of $2.5 million. Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2024	2023	2022

Proceeds from sales	$1,157,953	$855,975	$1,119,452
Gross gains on sales	22,428	4,484	25,382
Gross losses on sales	(74,976)	(63,087)	(27,092)

27

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2024	2023

Life insurance	$8,995,540	$9,082,502
Health insurance	26,301	30,560
Total life and health insurance	9,021,841	9,113,062

Annuities	886,491	1,020,376

Subtotal	9,908,332	10,133,438
Supplementary contracts with life contingencies	129,835	134,383
All other	82,000	82,000
Total before reinsurance ceded	10,120,167	10,349,821
Less: Reinsurance ceded	1,069,078	984,861
Reserves for future policy benefits	$9,051,089	$9,364,960

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2024 and 2023, the Company had $1.6 billion and $1.8 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2024 and 2023, the Company carried an associated reserve of $42.4 million and $45.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

During 2024, NNY, as part of the Servidata conversion of its participating whole life business, updated the reserve methodology and statutory valuation interest rate and mortality assumptions for that block that resulted in a net increase in reserves of $7.9 million. NNY also updated the statutory valuation interest rate and mortality for the DLNY Payout and Fixed Annuity business that resulted in a net increase in reserves of $0.1 million for that block. Overall, the net $8.0 million increase in reserves was recorded as a change in reserve basis included in other surplus changes, for the year ending December 31, 2024.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2024 and 2023, there were $82.0 million and $82.0 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2024 and 2023. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2024 and 2023.

28

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2024
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$131,768	$163,341	$—	$295,109	13%
- at book value less surrender charge of 5% or more	8,127	—	—	8,127	—%
- at market value	—	—	976,082	976,082	45%
Total with market value adjustment or at fair value	139,895	163,341	976,082	1,279,318	58%
- at book value (minimal or no charge or adjustment)	519,885	—	—	519,885	24%
Not subject to discretionary withdrawal	371,408	15,000	9,717	396,125	18%
Total individual annuity actuarial reserves	1,031,188	178,341	985,799	2,195,328	100%
Less: Reinsurance ceded	5,977	—	—	5,977
Total individual annuity actuarial reserves, net of reinsurance	$1,025,211	$178,341	$985,799	$2,189,351
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$4,049	$—	$—	$4,049

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

29

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	344	344	1%
Total with market value adjustment or at fair value	—	—	344	344	1%
- at book value (minimal or no charge or adjustment)	10,996	—	—	10,996	36%
Not subject to discretionary withdrawal	19,142	—	—	19,142	63%
Total group annuity actuarial reserves	30,138	—	344	30,482	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$30,138	$—	$344	$30,482

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,635	1,635	—%
Total with market value adjustment or at fair value	—	—	1,635	1,635	—%
- at book value (minimal or no charge or adjustment)	312,998	—	—	312,998	55%
Not subject to discretionary withdrawal	252,734	—	—	252,734	45%
Total deposit fund liabilities	565,732	—	1,635	567,367	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$565,732	$—	$1,635	$567,367

30

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2024:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$925,514
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	129,835
Exhibit 7, Deposit-type contracts, line 14, column 1	565,732
Subtotal	1,621,081

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,155,035
Exhibit 3, Line 0399999, column 2	9,449
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	1,635
Subtotal	1,166,119
Combined total	$2,787,200

31

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,658	$2,658	$9,953	$—	$—	$—
- Universal life	560,882	562,532	598,260	—	—	—
- Universal life with secondary guarantees	184,466	180,146	703,219	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,157,190	7,154,122	7,311,749	—	—	—
- Variable life	89,656	88,999	104,354	958,315	951,235	952,239
- Variable universal life	81,918	81,442	82,188	854,020	843,648	844,533
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	98,521	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,326	XXX	XXX	—
- Disability-active lives	XXX	XXX	5,902	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	15,107	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	101,963	XXX	XXX	—

Total (gross: direct + assumed)	8,076,770	8,069,899	9,032,542	1,812,335	1,794,883	1,796,772
Less: Reinsurance ceded	340,036	335,876	1,036,802	—	—	—
Total, net	$7,736,734	$7,734,023	$7,995,740	$1,812,335	$1,794,883	$1,796,772

32

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192
Reconciliation of total life insurance reserves for the year ended December 31, 2024:

Amount

Exhibit 5, Life insurance section, total (net)	$7,952,292
Exhibit 5, Accidental death benefits section, total (net)	1,326
Exhibit 5, Disability active lives section, total (net)	5,788
Exhibit 5, Disability disabled lives section, total (net)	10,735
Exhibit 5, Miscellaneous reserves section, total (net)	25,599
Subtotal	7,995,740

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,796,767
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,796,767
Combined total	$9,792,507

33

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reinsurance with unauthorized companies, certified companies and recapture

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $1.1 million and $27.4 million as of December 31, 2024 and 2023, respectively, and are included in accrued expenses and general liabilities.

Effective October 1, 2024, the Company recaptured the treaty with Nomura. In association with the recapture, the Company reduced ceded reserves from $187.5 million to $0 and paid a terminal settlement to the reinsurer of $2.0 million.

Effective October 1, 2024, the Company entered into a coinsurance and MODCO agreement with Munich, a Certified reinsurer. On the effective date, the Company recognized initial premium and initial funds withheld of $285.0 million which equaled the Coinsurance reserve. Additionally, the Company recognized a MODCO reserve of $2,574.7 million.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with former affiliates

A former affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.2 million and $56.4 million at December 31, 2024 and 2023, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.4 billion and $1.3 billion as of December 31, 2024 and 2023, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.9 million and $160.8 million as of December 31, 2024 and 2023, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

34

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2024	2023	2022

Direct premiums and annuity considerations	$397,337	$417,539	$390,010
Reinsurance assumed - non-affiliate	6,933	6,145	7,376
Reinsurance assumed - affiliate	37,513	33,536	25,754
Reinsurance ceded - non-affiliate	(1,122,569)	(110,154)	(112,450)
Reinsurance ceded - affiliate	(4,379)	(3,864)	(4,872)
Net premiums and annuity considerations	$(685,165)	$343,202	$305,818

Direct commissions and expense allowance	$7,747	$8,528	$6,962
Reinsurance assumed - non-affiliate	274	269	310
Reinsurance assumed - affiliate	6,437	5,729	4,857
Reinsurance ceded - non-affiliate	(6,618)	(4,256)	(5,300)
Reinsurance ceded - affiliate	(10,659)	(9,781)	(9,410)
Net commissions and expense allowance	$(2,819)	$489	$(2,581)

Direct policy and contract claims incurred	$694,008	$822,123	$738,534
Reinsurance assumed - non-affiliate	30,242	108,548	102,812
Reinsurance assumed - affiliate	37,864	35,563	20,736
Reinsurance ceded - non affiliate	(175,885)	(221,766)	(218,116)
Reinsurance ceded - affiliate	(23,310)	(82,755)	(81,636)
Net policy and contract claims incurred	$562,919	$661,713	$562,330

Direct policy and contract claims payable	$127,288	$158,453
Reinsurance assumed - non-affiliate	48,077	59,323
Reinsurance assumed - affiliate	1,487	1,483
Reinsurance ceded - non-affiliate	(16,142)	(20,334)
Net policy and contract claims payable	$160,710	$198,925

Direct life insurance in force	$27,016,339	$29,778,130
Reinsurance assumed	3,025,583	3,002,453
Reinsurance ceded	(13,661,371)	(12,733,268)
Net insurance in force	$16,380,551	$20,047,315

Affiliate amounts above include former affiliate PHL. In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $9.4 million, $15.1 million and $78.3 million for the years ended December 31, 2024, 2023 and 2022, respectively.

35

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of favorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.7 million as of December 31, 2023. As of December 31, 2024, $1.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.6 million of unfavorable prior year development since December 31, 2023. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Membership stock - class B [1]	$5.0	$5.0
Activity stock	10.1	11.3
Excess stock	0.5	—
Aggregate total	$15.6	$16.3

Actual or estimated borrowing capacity as determined by the insurer	$705.0	$714.7
———————
[1]Membership stock is not eligible for redemption.

36

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Fair value	$393.6	$385.5
Carrying value	$440.6	$403.6
Aggregate total borrowing	$252.9	$252.9

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2024 and 2023 was as follows (in millions):

	2024	2023

Fair value	$428.3	$385.5
Carrying value	$461.9	$445.9
Aggregate total borrowing	$252.9	$272.9

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2024 and 2023 (in millions):

	2024	2023

Funding agreements issued	$252.9	$252.9
Funding agreements reserves established	$252.7	$254.1
Maximum amount of funding agreements borrowed during the year	$252.9	$252.9
Maximum amount of debt borrowed during the year	$252.9	$252.9

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.4 million, $0.6 million and $0.7 million in 2024, 2023 and 2022, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.9 million as of December 31, 2024, payable as follows: 2025 - $0.2 million; 2026 - $0.2 million; 2027 - $0.2 million; 2028 - $0.2 million and 2029 - $0.1 million.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2024 and 2023 was $34.2 million and $34.5 million, respectively. EDP accumulated depreciation as of December 31, 2024 and 2023 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2024, 2023 and 2022 was $0, $0 and $0, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $0.4 million as of December 31, 2024 and 2023, respectively.

37

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2024 and 2023 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2024 and 2023 was $5.0 million and $5.0 million, respectively. Depreciation for the years ended December 31, 2024, 2023 and 2022 was $0, $0 and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0 as of December 31, 2024 and 2023, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$300	$292
Ordinary renewal	55,034	53,309
Total	$55,334	$53,601

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2024 and 2023, the Company maintained separate account assets totaling $3,011.2 million and $3,033.3 million, respectively. As of December 31, 2024 and 2023, The Company’s Separate Account statements included legally insulated assets of $2,805.4 million and $2,776.7 million, respectively.

38

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.4 million, $5.6 million, $5.9 million, $6.2 million and $6.3 million for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively. The general account paid $0.9 million, $1.1 million, $0.8 million, $0.9 million and $0.7 million relating to separate account guarantees for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,962.9 million and $2,968.2 million as of December 31, 2024 and 2023, respectively. Separate account premiums and other considerations received were $41.4 million, $46.9 million and $51.7 million for the years ended December 31, 2024 and 2023, and 2022 respectively, and were reported as revenue in the Statements of Income (Loss) and Changes in Capital and Surplus. Withdrawals at market value were $276.3 million, $244.8 million and $217.5 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were reported as benefits in the Statements of Income (Loss) and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income (Loss) and Changes in Capital and Surplus were as follows:

	2024	2023	2022

Transfers to separate accounts	$41,384	$46,942	$51,716
Transfers from separate accounts	(336,846)	(314,077)	(229,882)
Net transfers from separate account	(295,462)	(267,135)	(178,166)

Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(295,462)	$(267,135)	$(178,166)

11.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$218,778	$21,626	$240,404	$194,378	$23,312	$217,690	$24,400	$(1,686)	$22,714
Statutory valuation allowance	—	5,025	5,025	—	2,402	2,402	—	2,623	2,623
Adjusted gross deferred tax assets	218,778	16,601	235,379	194,378	20,910	215,288	24,400	(4,309)	20,091
Less: Deferred tax assets non-admitted	122,739	—	122,739	104,299	—	104,299	18,440	—	18,440
Subtotal net admitted deferred tax assets	96,039	16,601	112,640	90,079	20,910	110,989	5,960	(4,309)	1,651
Less: Deferred tax liabilities	45,169	29,265	74,434	48,286	21,170	69,456	(3,117)	8,095	4,978
Net deferred tax assets	$50,870	$(12,664)	$38,206	$41,793	$(260)	$41,533	$9,077	$(12,404)	$(3,327)

39

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	50,870	(12,664)	38,206	41,793	(260)	41,533	9,077	(12,404)	(3,327)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,870	(12,664)	38,206	41,793	(260)	41,533	9,077	(12,404)	(3,327)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	39,146	XXX	XXX	41,534	XXX	XXX	(2,388)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	45,169	29,265	74,434	48,286	21,170	69,456	(3,117)	8,095	4,978
Deferred tax assets admitted as the result of application of SSAP No, 101	$96,039	$16,601	$112,640	$90,079	$20,910	$110,989	$5,960	$(4,309)	$1,651

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	602%	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$260,973	$276,893

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$218,778	$16,601	$194,378	$20,910	$24,400	$(4,309)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$96,039	$16,601	$90,079	$20,910	$5,960	$(4,309)
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $5.0 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $5.0 million valuation allowance on the full DLNY realized loss population as of December 31, 2024.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2024 and 2023 were as follows:

40

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024	2023	Change
Current income tax:
Federal	$(9,529)	$(16,814)	$7,285
Subtotal	(9,529)	(16,814)	7,285
Federal income tax on net capital gains	9,417	6,827	2,590
Federal and foreign income tax expense (benefit) incurred	$(112)	$(9,987)	$9,875

Deferred tax assets:
Ordinary:
Future policyholder benefits	$52,338	$60,273	$(7,935)
Investments	67,097	55,350	11,747
Deferred acquisition costs	20,266	26,022	(5,756)
Policyholder dividends accrual	17,921	22,213	(4,292)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	2,945	3,117	(172)
Prior period adjustments	—	—	—
Net operating loss carryforward	51,827	16,010	35,817
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	4,895	9,904	(5,009)
Subtotal	218,778	194,378	24,400
Non-admitted	122,739	104,299	18,440
Admitted ordinary deferred tax assets	$96,039	$90,079	$5,960

Capital:
Investments	$21,322	$18,059	$3,263
Net capital loss carryforward	—	4,949	(4,949)
Other (including items <5% of total capital tax assets)	304	304	—
Subtotal	21,626	23,312	(1,686)
Statutory valuation allowance	5,025	2,402	2,623
Non-admitted	—	—	—
Admitted capital deferred tax assets	16,601	20,910	(4,309)
Admitted deferred tax assets	$112,640	$110,989	$1,651

Deferred tax liabilities:
Ordinary:
Investments	$32,450	$30,515	$1,935
Fixed assets	1,911	2,264	(353)
Compensation	5,543	5,543	—
Policyholder reserves	5,265	9,961	(4,696)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	—	3	(3)
Subtotal	45,169	48,286	(3,117)

Capital:
Investments	29,265	21,170	8,095
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	29,265	21,170	8,095
Deferred tax liabilities	74,434	69,456	4,978
Net admitted deferred tax assets (liabilities)	$38,206	$41,533	$(3,327)

41

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(69,662)	$(14,629)	21.0%
Interest maintenance reserve	(22,766)	(4,781)	6.9%
Dividends received deduction	(1,883)	(395)	0.6%
Return to provision	829	174	(0.2%)
Change in non-admitted assets	26,075	5,476	(7.9%)
Change in valuation allowance	12,492	2,623	(3.8%)
Other, including prior year true-up	(4,859)	(1,020)	1.5%
Total statutory income tax	$(59,774)	$(12,552)	18.0%

Federal income taxes incurred		$(9,529)	13.7%
Tax on capital gains (losses)		9,417	(13.5%)
Prior year overaccrual (underaccrual)		—	—%
Change in net deferred income tax expense (benefit)		(12,441)	17.9%
Total statutory income tax		$(12,552)	18.0%

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains (losses)		6,827	(26.4%)
Prior year overaccrual (underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense (benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

42

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains (losses)		2,574	4.8%
Prior year overaccrual (underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense (benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2024	2023

The Company had net operating loss carryforwards of	$246,796	$76,240
The Company had capital loss carryforwards of	—	23,569

As of December 31, 2024, the Company has approximately $246.8 million of net operating loss carryforwards and $0 of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration.

The Company had no income tax expense for 2024, 2023 and 2022 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2024 or 2023.

The Company’s U.S. federal income tax return for years 2021and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2024 and 2023. As of December 31, 2024, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

43

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2024:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2024 and 2023. Accordingly, the BEAT liability was $0 for the years ended December 31, 2024 and 2023.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2024.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $77.0 million, $76.2 million and $76.1 million for the years ended December 31, 2024, 2023 and 2022, respectively. The amounts receivable from (payable to) NCNY were $(1.0) million and $(5.6) million as of December 31, 2024 and 2023, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.3 million, $2.4 million and $2.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2024 and 2023.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $3.4 million, $4.4 million and $4.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commissions paid by the Company on behalf of NLA were $164.6 million, $135.3 million and $101.2 million for the years ended December 31, 2024, 2023 and 2022. The Company had amounts receivable from PHL and NLA of $0.2 million and $10.9 million as of December 31, 2024, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively.

44

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $27.0 million, $25.5 million and $24.8 million for the years ended December 31, 2024, 2023 and 2022, respectively. Amounts payable to NAMCO were $1.3 million and $0 for the years ended December 31, 2024 and 2023, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau 2021-I Ltd., NGC 2024-I Ltd., NGC Note Issuer Ltd, Kings Pt 2024-1 Ltd.,Nassau Euro CLO I DAC, Nassau Euro CLO III DAC, and Nassau Euro CLO IV DAC (the “Nassau SPVs”) totaling $199.3 million par with a fair value of $172.1 million and $208.2 million par with a fair value of $170.8 million at December 31, 2024 and 2023, respectively. The Nassau SPVs are managed by various subsidiaries of NAMCO, an affiliate of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $78.7 million and $78.2 million at December 31, 2024 and 2023, respectively, and a fair value of $54.6 million and $55.6 million at December 31, 2024 and 2023, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $6.4 million and $9.2 million at December 31, 2024 and 2023, respectively, and a fair value of $5.8 million and $8.4 million at December 31, 2024 and 2023, respectively, and recognized $0.6 million and $0.7 million of net investment income for the years ended December 31, 2024 and 2023, respectively. The Company’s equity investment in Nassau CFO was $32.8 million and $36.5 million at December 31, 2024 and 2023, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $0 for the years ended December 31, 2024 and 2023, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $20.8 million and a remaining commitment of $10.7 million as of December 31, 2024.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.0 million and fair value of $7.0 million and a par of $7.6 million and fair value of $7.6 million at December 31, 2024 and 2023, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $69.1 million and a par of $61.5 million and fair value of $61.5 million at December 31, 2024 and 2023, respectively.

In February 2024, the Company committed $25 million to NPC Credit Opportunities Fund LP. The Company's investment in NPC Credit Opportunities Fund LP has a fair value of $17.4 million and a remaining commitment of $8.9 million as of December 31, 2024.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2024, no amounts were overdue.

45

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For private placement debt securities, fair value is based on internal models using a discounted cash flow and spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Certain private placement securities are internally valued using models or analyst judgment. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

46

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

47

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2024
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$—	$7,962	$—	$7,962
Preferred stock	—	19,478	7,122	—	26,600
Common stock [1]	—	—	30,717	—	30,717
Subtotal	—	19,478	45,801	—	65,279

Derivative assets	—	57,025	—	—	57,025
Other invested assets	—	15,044	79,836	—	94,880
Separate account assets	2,830,545	180,487	165	—	3,011,197
Total assets at fair value	$2,830,545	$272,034	$125,802	$—	$3,228,381

Liabilities at fair value:
Derivative liabilities	$—	$55,382	$—	$—	$55,382
Total liabilities at fair value	$—	$55,382	$—	$—	$55,382
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

48

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2024	2023
Level 3 Assets:
Balance, beginning of period	$124,880	$126,628
Purchases	6,815	4,063
Sales	(5,144)	(21,669)
Transfers into Level 3	8,316	10,868
Transfers out of Level 3	(10,673)	(3,496)
Realized gains (losses)	(10,829)	4,844
Unrealized gains (losses)	12,437	3,642
Balance, end of period	$125,802	$124,880

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2024 and 2023 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2024 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2023 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2024 and 2023.

49

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,272,697	$6,071,042	$—	$3,848,389	$1,424,308	$—	$—
Preferred stock	44,936	45,094	—	27,262	17,674	—	—
Common stock	30,717	30,717	—	—	30,717	—	—
Mortgage loans	435,085	476,263	—	—	435,085	—	—
Residual tranches & surplus debentures	184,258	204,214	—	85,192	99,066	—	—
Cash, cash equivalents & short-term investments	84,495	84,579	84,495	—	—	—	—
Derivatives	1,643	1,643	—	1,643	—	—	—
Separate account assets	3,011,197	3,011,197	2,830,545	180,487	165	—	—
Total financial instruments	$9,065,028	$9,924,749	$2,915,040	$4,142,973	$2,007,015	$—	$—

As of December 31, 2024, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2024 and 2023, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

50

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2024 and 2023 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$198.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$198.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

51

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The impact of any restatement due to prior quasi-reorganizations is a follows (in millions):

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in Siino v. Foresters Life and Annuity Company filed in the United States District Court for the Northern District of California, 4:20-cv-02904, in which class certification was subsequently denied. In Siino, FLIAC filed an appeal to the United States Court of Appeals for the Ninth Circuit in relation to the granting of summary judgment and Plaintiff filed a cross-appeal relating to the denial of class certification. Thereafter, the Plaintiff decided not to pursue the cross-appeal and it was later dismissed on August 29, 2024. Oral argument on the Siino appeal was heard on January 14, 2025, and we await a ruling on the appeal. In Velez, the Plaintiff withdrew her motion for class certification. Considering the appeal in Siino, on April 1, 2024, the parties filed a joint stipulation to stay the Velez case. The Velez case currently remains stayed pending adjudication of the Siino appeal. The Company disputes the allegations in both the Siino and Velez complaints and intends a vigorous defense in the event the cases proceed.

52

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2024, the Company had unfunded commitments of $173.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2024, the Company had open commitments of $6.2 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2024 and 2023, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2024	2023	2024	2023

Swaps	$900,000	$900,000	$23,216	$18,423
Total	$900,000	$900,000	$23,216	$18,423
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2024 and 2023, the Company posted $65.5 million and $61.0 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2024 and 2023 were $2.5 million.

53

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2024 Annual Statement, the Company classified adjustments related to the recapture of the Nomura treaty and the Munich Re replacement treaty in the Statements of Cash Flows as miscellaneous income instead of benefits and loss related payments. In the audited Statements of Cash Flows, the recapture and simultaneous replacement is presented in the Statements of Cash Flows as an adjustment to claims and benefits. There was no net change to net cash provided for (used from) operations. The amount reclassified was $744.0 million.

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2024 and through March 31, 2025, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

54

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2024
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$242,312	$159,718	$242,312
States, municipalities and political subdivisions	26,290	23,061	26,290
Foreign governments	84,707	66,629	84,707
All other corporate bonds [1]	5,492,963	4,809,504	5,492,933
Redeemable preferred stock	46,690	44,936	45,094
Total fixed maturities	5,892,962	5,103,848	5,891,336
Equity securities:
Common stock:
Industrial, miscellaneous and all other	23,572	30,717	30,717
Total equity securities	23,572	30,717	30,717
Mortgage loans	476,205	433,716	476,263
Real estate, at depreciated cost	24,724	XXX	24,724
Contract loans	2,566,770	XXX	2,566,770
Other invested assets [2]	404,999	386,475	403,554
Cash and short-term investments	84,579	84,579	84,579
Receivables for securities	11,947	XXX	11,947
Total cash and invested assets	$9,485,758		$9,489,890
———————
[1] Amortized cost and fair value amounts exclude $224,874 and $213,784, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

55

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2023	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$10,377,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

56

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Insurance Information For the years ended December 31, 2024, 2023 and 2022
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2024:
Insurance Segment	$9,703,401	$160,710	$(685,165)	$548,642	$576,304	$113,083

2023:
Insurance Segment	$10,077,924	$198,925	343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	$305,818	$621,969	$570,358	$117,475

See accompanying independent auditors’ report.

57

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Supplementary Schedule - Reinsurance For the years ended December 31, 2024, 2023 and 2022
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2024	$27,016,339	$13,661,371	$3,025,583	$16,380,551	18%
2023	29,778,130	12,733,268	3,002,453	20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%

Life insurance premiums:
2024	$397,337	$1,126,948	$44,446	$(685,165)	(6)%
2023	417,539	114,018	39,681	343,202	12%
2022	390,010	117,322	33,130	305,818	11%

See accompanying independent auditors’ report.

58

Financial Statements

Delaware Life NY Variable Account D

December 31, 2024

With Report of Independent Registered Public Accounting Firm

Delaware Life NY Variable Account D

Financial Statements

December 31, 2024

Contents

Audited Financial Statements

Delaware Life NY Variable Account D

Statements of Net Assets

December 31, 2024

	Number of		Assets at		Units
Subaccount	Shares	Cost	Market Value	Net Assets	Outstanding	Range of Unit	Values

AB VPS Relative Value Portfolio	3,035	$ 85,333	$ 93,676	$ 93,676	1,960	$ 47.79	$ 47.79
AB VPS Sustainable Global Thematic Portfolio	73	2,156	2,385	2,385	100	23.81	23.81
Alger Mid Cap Growth Portfolio	3,167	49,457	64,602	64,602	1,074	60.15	60.15
American Funds Insurance Series Growth Income Fund	583	36,638	39,880	39,880	587	67.96	67.96
BlackRock Global Allocation V.I. Fund	4,693	61,604	60,499	60,499	2,248	26.91	26.91
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares	6,180	115,621	127,193	127,193	2,293	55.46	55.46
Columbia Variable Portfolio - Large Cap Growth Fund	288	7,141	13,587	13,587	351	38.71	38.71
DWS Small Cap Index VIP	1,255	17,438	18,229	18,229	250	72.91	72.91
DWS Small Mid Cap Value VIP	986	13,783	13,612	13,612	282	48.33	48.33
Fidelity VIP Balanced Portfolio	12,431	268,438	294,493	294,493	5,759	51.14	51.14
Fidelity VIP Contrafund Portfolio	1,173	61,344	65,082	65,082	967	51.49	67.28
Fidelity VIP Government Money Market Portfolio	6,723	6,723	6,723	6,723	464	14.49	14.49
Fidelity VIP Index 500 Portfolio Service Class	553	154,431	313,624	313,624	4,668	67.18	67.18
Fidelity VIP Index 500 Portfolio Service Class 2	136	61,786	76,142	76,142	1,472	51.74	51.74
Fidelity VIP Mid Cap Portfolio	1,668	59,129	59,157	59,157	1,421	36.45	45.96
Fidelity VIP Overseas Portfolio	4,452	96,782	112,674	112,674	3,733	30.18	30.18
Fidelity® VIP Contrafund® Portfolio	3,720	145,368	213,840	213,840	2,084	102.61	102.61
Fidelity® VIP Growth Portfolio	-	-	-	-	-	77.51	77.51
First Eagle Overseas Variable Fund	242	5,728	5,668	5,668	270	21.02	21.02
Franklin Mutual Shares VIP Fund	320	4,764	5,246	5,246	223	23.51	23.51
Franklin Templeton Small Cap Value VIP Fund	2,065	26,860	29,564	29,564	754	36.78	39.81
Franklin Templeton Strategic Income VIP Fund	872	9,918	7,807	7,807	428	18.24	18.24
Goldman Sachs VIT Mid Cap Value Fund	6	94	100	100	2	61.64	61.64
Goldman Sachs VIT U.S. Equity Insights Fund	1,049	19,594	22,745	22,745	368	61.72	61.72
Invesco V.I. Capital Appreciation Fund Series I	416	20,006	26,267	26,267	356	73.85	73.85
Invesco V.I. EQV International Equity Fund	2,044	67,508	68,512	68,512	1,936	17.15	35.65
Invesco V.I. Global Fund	907	31,982	35,066	35,066	804	33.23	43.63
Invesco V.I. Growth and Income Fund	228	4,392	4,624	4,624	83	56.02	56.02
LVIP Delaware SMID Cap Core Fund	1,190	29,727	33,111	33,111	387	85.50	85.50
M Capital Appreciation Fund	470	11,487	11,553	11,553	264	43.68	43.68
M International Equity Fund	609	7,963	8,353	8,353	663	12.60	12.60
M Large Cap Growth Value Fund	814	23,967	26,958	26,958	464	58.09	58.09
M Large Cap Value Fund	1,029	14,007	16,137	16,137	514	31.37	31.37
MFS U.S. Government Money Market Portfolio	42,999	42,999	42,999	42,999	3,746	11.48	11.48

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Net Assets (continued)

December 31, 2024

	Number of		Assets at		Units
SubAccount	Shares	Cost	Market Value	Net Assets	Outstanding	Range of Unit	Values

MFS VIT I Growth Series	135	$ 9,981	$ 9,917	$ 9,917	158	$ 62.70	$ 62.70
MFS VIT I Mid Cap Growth Series	3,618	27,831	33,286	33,286	704	47.28	47.28
MFS VIT I New Discovery Series	731	12,349	10,099	10,099	301	33.53	33.53
MFS VIT I Research Series	480	15,068	17,075	17,075	376	45.37	45.37
MFS VIT I Total Return Bond Series	9,833	118,077	113,076	113,076	8,933	12.64	12.69
MFS VIT I Utilities Series Initial Class	87	2,826	2,985	2,985	157	18.95	18.95
MFS VIT I Utilities Series Service Class	485	15,041	16,190	16,190	889	18.11	18.25
MFS VIT I Value Series Initial Class	2,490	49,557	53,866	53,866	1,517	35.52	35.52
MFS VIT I Value Series Service Class	5,497	115,397	115,501	115,501	4,808	24.01	24.07
MFS VIT II Blended Research Core Equity Portfolio	127	6,514	8,156	8,156	121	67.24	67.24
MFS VIT II Corporate Bond Portfolio	3,196	27,068	29,629	29,629	1,495	19.55	19.82
MFS VIT II Emerging Markets Equity Portfolio	-	1	1	1	-	10.40	16.64
MFS VIT II Government Securities Portfolio I Class	964	10,297	10,189	10,189	515	19.78	19.78
MFS VIT II High Yield Portfolio	9,128	44,455	45,822	45,822	1,247	16.96	36.89
MFS VIT II International Growth Portfolio I Class	260	4,110	4,099	4,099	115	35.54	35.54
MFS VIT II International Growth Portfolio S Class	664	9,554	10,298	10,298	302	34.11	34.11
MFS VIT II Research International Portfolio	28	408	476	476	32	15.04	15.04
MFS VIT III Blended Research Small Cap Equity Portfolio	1,430	15,063	14,758	14,758	240	61.60	61.60
MFS VIT III Global Real Estate Portfolio	2,734	38,176	34,094	34,094	639	21.25	53.34
MFS VIT III Growth Allocation Portfolio	-	-	-	-	-	42.35	42.35
MFS VIT III Inflation Adjusted Bond Portfolio	-	-	-	-	-	12.95	12.95
MFS VIT III Limited Maturity Portfolio	49,737	497,596	502,336	502,336	35,627	14.07	14.26
MFS VIT III Mid Cap Value Portfolio	7,372	72,472	78,073	78,073	1,673	42.77	46.96
MFS VIT III Moderate Allocation Portfolio	123,076	1,313,283	1,373,526	1,373,526	40,867	33.61	33.61
MFS VIT III New Discovery Value Portfolio	581	4,697	4,755	4,755	90	52.74	52.74
MFS VIT Total Return Series Service Class	1,224	27,390	27,712	27,712	1,304	21.25	21.25
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio	3,450	33,647	19,806	19,806	254	77.94	77.94
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	-	-	-	-	-	8.26	8.26
PIMCO VIT Emerging Markets Bond Portfolio	8,734	96,513	92,935	92,935	2,039	45.60	45.60
PIMCO VIT Real Return Portfolio	48	568	557	557	24	22.86	22.86
PIMCO VIT Total Return Portfolio	3,862	35,015	34,910	34,910	1,528	22.85	22.85
T. Rowe Price Blue Chip Growth Portfolio	5,270	209,205	316,665	316,665	2,987	106.01	106.01
Templeton Foreign VIP Fund	2,714	35,241	37,351	37,351	1,136	32.87	32.87

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023

		AB VPS
	AB VPS Relative	Sustainable Global	Alger Mid Cap
	Value Portfolio	Thematic Portfolio	Growth Portfolio
Net assets as of December 31, 2022	$123,112	$-	$13,021
Investment income (loss):
Dividend distributions	1,498	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	1,498	-	-
Increase (decrease) in net assets from operations:
Capital gain distributions	9,460	-	-
Realized capital gain (loss) on investments	(3,849)	(1)	(3,032)
Change in unrealized appreciation (depreciation)	4,986	105	10,950
Net gain (loss) on investments	10,597	104	7,918
Net increase (decrease) in net assets from operations	12,095	104	7,918
Contract owner transactions:
Deposits	1,270	-	90
Terminations, withdrawals and annuity payments	(31,233)	(3)	(96)
Transfers between subaccounts, net	(172)	2,225	40,232
Maintenance charges and mortality adjustments	(14,710)	(21)	(3,883)
Increase (decrease) in net assets from contract transactions	(44,845)	2,201	36,343
Total increase (decrease) in net assets	(32,750)	2,305	44,261
Net assets as of December 31, 2023	$90,362	$2,305	$57,282
Investment income (loss):
Dividend distributions	1,240	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	1,240	-	-
Increase (decrease) in net assets from operations:
Capital gain distributions	3,489	7	-
Realized capital gain (loss) on investments	2,368	6	(2,416)
Change in unrealized appreciation (depreciation)	5,876	124	14,125
Net gain (loss) on investments	11,733	137	11,709
Net increase (decrease) in net assets from operations	12,973	137	11,709
Contract owner transactions:
Deposits	22,885	-	95
Terminations, withdrawals and annuity payments	(11,461)	-	-
Transfers between subaccounts, net	(1)	-	-
Maintenance charges and mortality adjustments	(21,082)	(57)	(4,484)
Increase (decrease) in net assets from contract transactions	(9,659)	(57)	(4,389)
Total increase (decrease) in net assets	3,314	80	7,320
Net assets as of December 31, 2024	$93,676	$2,385	$64,602

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

			BNY Mellon
	American Funds		Investment
	Insurance Series	BlackRock Global	Portfolios: MidCap
	Growth Income	Allocation V.I.	Stock Portfolio,
	Fund	Fund	Initial Shares
Net assets as of December 31, 2022	$37,815	$56,009	$141,694
Investment income (loss):
Dividend distributions	569	1,434	1,171
Investment Expenses:
Mortality and expense risk and administrative charges	(20)	(25)	-
Net investment income (loss)	549	1,409	1,171
Increase (decrease) in net assets from operations:
Capital gain distributions	2,134	-	4,708
Realized capital gain (loss) on investments	173	(452)	7,874
Change in unrealized appreciation (depreciation)	6,711	5,746	10,579
Net gain (loss) on investments	9,018	5,294	23,161
Net increase (decrease) in net assets from operations	9,567	6,703	24,332
Contract owner transactions:
Deposits	-	-	1,896
Terminations, withdrawals and annuity payments	(1,264)	(9)	(34,230)
Transfers between subaccounts, net	-	-	(417)
Maintenance charges and mortality adjustments	(387)	(3,556)	(4,705)
Increase (decrease) in net assets from contract transactions	(1,651)	(3,565)	(37,456)
Total increase (decrease) in net assets	7,916	3,138	(13,124)
Net assets as of December 31, 2023	$45,731	$59,147	$128,570
Investment income (loss):
Dividend distributions	415	882	1,133
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	415	882	1,133
Increase (decrease) in net assets from operations:
Capital gain distributions	1,637	4,777	1,938
Realized capital gain (loss) on investments	4,171	(242)	5
Change in unrealized appreciation (depreciation)	3,242	(234)	12,953
Net gain (loss) on investments	9,050	4,301	14,896
Net increase (decrease) in net assets from operations	9,465	5,183	16,029
Contract owner transactions:
Deposits	-	-	1,842
Terminations, withdrawals and annuity payments	(14,886)	-	(14,954)
Transfers between subaccounts, net	-	-	(2)
Maintenance charges and mortality adjustments	(430)	(3,831)	(4,292)
Increase (decrease) in net assets from contract transactions	(15,316)	(3,831)	(17,406)
Total increase (decrease) in net assets	(5,851)	1,352	(1,377)
Net assets as of December 31, 2024	$39,880	$60,499	$127,193

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Columbia Variable
	Portfolio - Large	DWS Small Cap	DWS Small Mid
	Cap Growth Fund	Index VIP	Cap Value VIP
Net assets as of December 31, 2022	$27,699	$24,406	$11,438
Investment income (loss):
Dividend distributions	-	213	137
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	(400)
Net investment income (loss)	-	213	(263)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	606	459
Realized capital gain (loss) on investments	1,497	(962)	(29)
Change in unrealized appreciation (depreciation)	10,330	3,710	1,128
Net gain (loss) on investments	11,827	3,354	1,558
Net increase (decrease) in net assets from operations	11,827	3,567	1,295
Contract owner transactions:
Deposits	1,002	452	254
Terminations, withdrawals and annuity payments	(16)	(6,431)	-
Transfers between subaccounts, net	(849)	(110)	(41)
Maintenance charges and mortality adjustments	(1,115)	(773)	(187)
Increase (decrease) in net assets from contract transactions	(978)	(6,862)	26
Total increase (decrease) in net assets	10,849	(3,295)	1,321
Net assets as of December 31, 2023	$38,548	$21,111	$12,946
Investment income (loss):
Dividend distributions	-	194	157
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	194	157
Increase (decrease) in net assets from operations:
Capital gain distributions	-	601	646
Realized capital gain (loss) on investments	20,976	(347)	(6)
Change in unrealized appreciation (depreciation)	(15,243)	1,905	6
Net gain (loss) on investments	5,733	2,159	646
Net increase (decrease) in net assets from operations	5,733	2,353	803
Contract owner transactions:
Deposits	66	460	268
Terminations, withdrawals and annuity payments	-	(4,964)	-
Transfers between subaccounts, net	(29,433)	(1)	(2)
Maintenance charges and mortality adjustments	(1,327)	(730)	(403)
Increase (decrease) in net assets from contract transactions	(30,694)	(5,235)	(137)
Total increase (decrease) in net assets	(24,961)	(2,882)	666
Net assets as of December 31, 2024	$13,587	$18,229	$13,612

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

			Fidelity VIP
		Fidelity VIP	Government
	Fidelity VIP	Contrafund	Money Market
	Balanced Portfolio	Portfolio	Portfolio
Net assets as of December 31, 2022	$198,956	$54,438	$11,449
Investment income (loss):
Dividend distributions	3,383	164	517
Investment Expenses:
Mortality and expense risk and administrative charges	(103)	(33)	-
Net investment income (loss)	3,280	131	517
Increase (decrease) in net assets from operations:
Capital gain distributions	7,946	2,305	-
Realized capital gain (loss) on investments	725	349	-
Change in unrealized appreciation (depreciation)	29,633	14,714	-
Net gain (loss) on investments	38,304	17,368	-
Net increase (decrease) in net assets from operations	41,584	17,499	517
Contract owner transactions:
Deposits	1,501	-	231
Terminations, withdrawals and annuity payments	(106)	(1,880)	(5,476)
Transfers between subaccounts, net	(1)	-	-
Maintenance charges and mortality adjustments	(6,565)	(582)	(329)
Increase (decrease) in net assets from contract transactions	(5,171)	(2,462)	(5,574)
Total increase (decrease) in net assets	36,413	15,037	(5,057)
Net assets as of December 31, 2023	$235,369	$69,475	$6,392
Investment income (loss):
Dividend distributions	5,136	27	320
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	5,136	27	320
Increase (decrease) in net assets from operations:
Capital gain distributions	11,814	7,620	-
Realized capital gain (loss) on investments	9,040	8,923	-
Change in unrealized appreciation (depreciation)	24,410	3,738	-
Net gain (loss) on investments	45,264	20,281	-
Net increase (decrease) in net assets from operations	50,400	20,308	320
Contract owner transactions:
Deposits	7,584	-	209
Terminations, withdrawals and annuity payments	(109,482)	(24,006)	-
Transfers between subaccounts, net	117,838	-	-
Maintenance charges and mortality adjustments	(7,216)	(695)	(198)
Increase (decrease) in net assets from contract transactions	8,724	(24,701)	11
Total increase (decrease) in net assets	59,124	(4,393)	331
Net assets as of December 31, 2024	$294,493	$65,082	$6,723

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Fidelity VIP Index	Fidelity VIP Index
	500 Portfolio	500 Portfolio	Fidelity VIP Mid
	Service Class	Service Class 2	Cap Portfolio
Net assets as of December 31, 2022	$318,329	$110,946	$80,812
Investment income (loss):
Dividend distributions	4,543	1,400	306
Investment Expenses:
Mortality and expense risk and administrative charges	-	(6)	(23)
Net investment income (loss)	4,543	1,394	283
Increase (decrease) in net assets from operations:
Capital gain distributions	3,206	1,114	2,292
Realized capital gain (loss) on investments	78,891	6,785	(71)
Change in unrealized appreciation (depreciation)	(12,796)	16,897	8,451
Net gain (loss) on investments	69,301	24,796	10,672
Net increase (decrease) in net assets from operations	73,844	26,190	10,955
Contract owner transactions:
Deposits	2,449	3,309	1,025
Terminations, withdrawals and annuity payments	(104,149)	(22,515)	(9,056)
Transfers between subaccounts, net	(426)	11,963	4,630
Maintenance charges and mortality adjustments	(9,550)	(10,792)	(4,201)
Increase (decrease) in net assets from contract transactions	(111,676)	(18,035)	(7,602)
Total increase (decrease) in net assets	(37,832)	8,155	3,353
Net assets as of December 31, 2023	$280,497	$119,101	$84,165
Investment income (loss):
Dividend distributions	3,559	994	200
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	3,559	994	200
Increase (decrease) in net assets from operations:
Capital gain distributions	182	45	7,969
Realized capital gain (loss) on investments	26,522	70,407	4,363
Change in unrealized appreciation (depreciation)	37,783	(37,504)	(1,709)
Net gain (loss) on investments	64,487	32,948	10,623
Net increase (decrease) in net assets from operations	68,046	33,942	10,823
Contract owner transactions:
Deposits	2,231	6,264	88
Terminations, withdrawals and annuity payments	(27,875)	(114,345)	(14,037)
Transfers between subaccounts, net	(194)	35,376	(20,221)
Maintenance charges and mortality adjustments	(9,081)	(4,196)	(1,661)
Increase (decrease) in net assets from contract transactions	(34,919)	(76,901)	(35,831)
Total increase (decrease) in net assets	33,127	(42,959)	(25,008)
Net assets as of December 31, 2024	$313,624	$76,142	$59,157

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		Fidelity® VIP
	Fidelity VIP	Contrafund®	Fidelity® VIP
	Overseas Portfolio	Portfolio	Growth Portfolio
Net assets as of December 31, 2022	$125,076	$122,670	$4,049
Investment income (loss):
Dividend distributions	1,167	575	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	1,167	575	-
Increase (decrease) in net assets from operations:
Capital gain distributions	327	5,158	28
Realized capital gain (loss) on investments	8,982	707	568
Change in unrealized appreciation (depreciation)	13,899	34,197	173
Net gain (loss) on investments	23,208	40,062	769
Net increase (decrease) in net assets from operations	24,375	40,637	769
Contract owner transactions:
Deposits	1,974	1,447	97
Terminations, withdrawals and annuity payments	(25,334)	(351)	(4,860)
Transfers between subaccounts, net	(151)	245	(1)
Maintenance charges and mortality adjustments	(3,920)	(2,698)	(54)
Increase (decrease) in net assets from contract transactions	(27,431)	(1,357)	(4,818)
Total increase (decrease) in net assets	(3,056)	39,280	(4,049)
Net assets as of December 31, 2023	$122,020	$161,950	$-
Investment income (loss):
Dividend distributions	1,903	180	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	1,903	180	-
Increase (decrease) in net assets from operations:
Capital gain distributions	5,360	24,084	-
Realized capital gain (loss) on investments	5,161	1,460	-
Change in unrealized appreciation (depreciation)	(5,519)	28,278	-
Net gain (loss) on investments	5,002	53,822	-
Net increase (decrease) in net assets from operations	6,905	54,002	-
Contract owner transactions:
Deposits	1,887	1,527	-
Terminations, withdrawals and annuity payments	(14,576)	-	-
Transfers between subaccounts, net	148	(677)	-
Maintenance charges and mortality adjustments	(3,710)	(2,962)	-
Increase (decrease) in net assets from contract transactions	(16,251)	(2,112)	-
Total increase (decrease) in net assets	(9,346)	51,890	-
Net assets as of December 31, 2024	$112,674	$213,840	$-

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	First Eagle		Franklin Templeton
	Overseas Variable	Franklin Mutual	Small Cap Value
	Fund	Shares VIP Fund	VIP Fund
Net assets as of December 31, 2022	$15,341	$5,802	$40,986
Investment income (loss):
Dividend distributions	-	103	224
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	(11)
Net investment income (loss)	-	103	213
Increase (decrease) in net assets from operations:
Capital gain distributions	1,243	475	2,421
Realized capital gain (loss) on investments	(170)	(353)	(354)
Change in unrealized appreciation (depreciation)	453	486	2,984
Net gain (loss) on investments	1,526	608	5,051
Net increase (decrease) in net assets from operations	1,526	711	5,264
Contract owner transactions:
Deposits	745	-	1,025
Terminations, withdrawals and annuity payments	(5)	(7)	(8)
Transfers between subaccounts, net	80	(28)	45
Maintenance charges and mortality adjustments	(718)	(899)	(858)
Increase (decrease) in net assets from contract transactions	102	(934)	204
Total increase (decrease) in net assets	1,628	(223)	5,468
Net assets as of December 31, 2023	$16,969	$5,579	$46,454
Investment income (loss):
Dividend distributions	102	111	265
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	102	111	265
Increase (decrease) in net assets from operations:
Capital gain distributions	41	115	653
Realized capital gain (loss) on investments	(1,618)	(146)	(4,957)
Change in unrealized appreciation (depreciation)	1,823	529	6,812
Net gain (loss) on investments	246	498	2,508
Net increase (decrease) in net assets from operations	348	609	2,773
Contract owner transactions:
Deposits	44	-	88
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	(10,831)	131	(18,877)
Maintenance charges and mortality adjustments	(862)	(1,073)	(874)
Increase (decrease) in net assets from contract transactions	(11,649)	(942)	(19,663)
Total increase (decrease) in net assets	(11,301)	(333)	(16,890)
Net assets as of December 31, 2024	$5,668	$5,246	$29,564

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Franklin Templeton	Goldman Sachs	Goldman Sachs
	Strategic Income	VIT Mid Cap Value	VIT U.S. Equity
	VIP Fund	Fund	Insights Fund
Net assets as of December 31, 2022	$7,124	$84	$14,471
Investment income (loss):
Dividend distributions	337	1	113
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	337	1	113
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2	-
Realized capital gain (loss) on investments	(43)	-	(5)
Change in unrealized appreciation (depreciation)	284	6	3,327
Net gain (loss) on investments	241	8	3,322
Net increase (decrease) in net assets from operations	578	9	3,435
Contract owner transactions:
Deposits	-	-	413
Terminations, withdrawals and annuity payments	(10)	-	(61)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(89)	(2)	(462)
Increase (decrease) in net assets from contract transactions	(99)	(2)	(110)
Total increase (decrease) in net assets	479	7	3,325
Net assets as of December 31, 2023	$7,603	$91	$17,796
Investment income (loss):
Dividend distributions	345	1	139
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	345	1	139
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6	2,994
Realized capital gain (loss) on investments	(40)	-	68
Change in unrealized appreciation (depreciation)	(1)	4	1,830
Net gain (loss) on investments	(41)	10	4,892
Net increase (decrease) in net assets from operations	304	11	5,031
Contract owner transactions:
Deposits	-	-	435
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(100)	(2)	(517)
Increase (decrease) in net assets from contract transactions	(100)	(2)	(82)
Total increase (decrease) in net assets	204	9	4,949
Net assets as of December 31, 2024	$7,807	$100	$22,745

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I.
	Capital	Invesco V.I. EQV
	Appreciation Fund	International Equity	Invesco V.I. Global
	Series I	Fund	Fund
Net assets as of December 31, 2022	$14,750	$45,389	$33,472
Investment income (loss):
Dividend distributions	-	123	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	(18)
Net investment income (loss)	-	123	(18)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	46	4,614
Realized capital gain (loss) on investments	(44)	464	(137)
Change in unrealized appreciation (depreciation)	5,241	8,065	6,767
Net gain (loss) on investments	5,197	8,575	11,244
Net increase (decrease) in net assets from operations	5,197	8,698	11,226
Contract owner transactions:
Deposits	354	79	-
Terminations, withdrawals and annuity payments	(53)	(139)	(1,191)
Transfers between subaccounts, net	-	40,619	-
Maintenance charges and mortality adjustments	(495)	(37,900)	(362)
Increase (decrease) in net assets from contract transactions	(194)	2,659	(1,553)
Total increase (decrease) in net assets	5,003	11,357	9,673
Net assets as of December 31, 2023	$19,753	$56,746	$43,145
Investment income (loss):
Dividend distributions	-	932	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	932	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	277	2,062
Realized capital gain (loss) on investments	71	6,146	1,345
Change in unrealized appreciation (depreciation)	6,651	(4,043)	3,083
Net gain (loss) on investments	6,722	2,380	6,490
Net increase (decrease) in net assets from operations	6,722	3,312	6,490
Contract owner transactions:
Deposits	373	63,389	-
Terminations, withdrawals and annuity payments	-	-	(14,171)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(581)	(54,935)	(398)
Increase (decrease) in net assets from contract transactions	(208)	8,454	(14,569)
Total increase (decrease) in net assets	6,514	11,766	(8,079)
Net assets as of December 31, 2024	$26,267	$68,512	$35,066

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I.	LVIP Delaware
	Growth and	SMID Cap Core	M Capital
	Income Fund	Fund	Appreciation Fund
Net assets as of December 31, 2022	$3,447	$10,659	$25,805
Investment income (loss):
Dividend distributions	60	325	130
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	60	325	130
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,482	1,968
Realized capital gain (loss) on investments	(24)	356	(86)
Change in unrealized appreciation (depreciation)	-	730	4,171
Net gain (loss) on investments	-	2,568	6,053
Net increase (decrease) in net assets from operations	60	2,893	6,183
Contract owner transactions:
Deposits	158	-	1,025
Terminations, withdrawals and annuity payments	(13)	(41)	(15)
Transfers between subaccounts, net	-	19,724	(54)
Maintenance charges and mortality adjustments	(94)	(2,230)	(928)
Increase (decrease) in net assets from contract transactions	51	17,453	28
Total increase (decrease) in net assets	111	20,346	6,211
Net assets as of December 31, 2023	$3,943	$31,005	$32,016
Investment income (loss):
Dividend distributions	66	196	228
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	66	196	228
Increase (decrease) in net assets from operations:
Capital gain distributions	282	1,512	749
Realized capital gain (loss) on investments	(23)	489	(1,149)
Change in unrealized appreciation (depreciation)	309	2,227	1,058
Net gain (loss) on investments	568	4,228	658
Net increase (decrease) in net assets from operations	634	4,424	886
Contract owner transactions:
Deposits	167	-	88
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	(20,332)
Maintenance charges and mortality adjustments	(120)	(2,318)	(1,105)
Increase (decrease) in net assets from contract transactions	47	(2,318)	(21,349)
Total increase (decrease) in net assets	681	2,106	(20,463)
Net assets as of December 31, 2024	$4,624	$33,111	$11,553

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		M Large Cap
	M International	Growth Value	M Large Cap
	Equity Fund	Fund	Value Fund
Net assets as of December 31, 2022	$24,052	$50,948	$34,874
Investment income (loss):
Dividend distributions	791	-	816
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	791	-	816
Increase (decrease) in net assets from operations:
Capital gain distributions	-	3,421	548
Realized capital gain (loss) on investments	(72)	81	69
Change in unrealized appreciation (depreciation)	3,084	12,976	1,274
Net gain (loss) on investments	3,012	16,478	1,891
Net increase (decrease) in net assets from operations	3,803	16,478	2,707
Contract owner transactions:
Deposits	1,235	1,818	1,305
Terminations, withdrawals and annuity payments	(11)	(35)	(20)
Transfers between subaccounts, net	(287)	(299)	360
Maintenance charges and mortality adjustments	(1,083)	(1,316)	(1,268)
Increase (decrease) in net assets from contract transactions	(146)	168	377
Total increase (decrease) in net assets	3,657	16,646	3,084
Net assets as of December 31, 2023	$27,709	$67,594	$37,958
Investment income (loss):
Dividend distributions	249	-	301
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	249	-	301
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,510	1,294
Realized capital gain (loss) on investments	2,147	9,162	4,483
Change in unrealized appreciation (depreciation)	(2,324)	(1,560)	(2,836)
Net gain (loss) on investments	(177)	10,112	2,941
Net increase (decrease) in net assets from operations	72	10,112	3,242
Contract owner transactions:
Deposits	66	176	132
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	(18,214)	(49,327)	(23,640)
Maintenance charges and mortality adjustments	(1,280)	(1,597)	(1,555)
Increase (decrease) in net assets from contract transactions	(19,428)	(50,748)	(25,063)
Total increase (decrease) in net assets	(19,356)	(40,636)	(21,821)
Net assets as of December 31, 2024	$8,353	$26,958	$16,137

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS U.S.
	Government
	Money Market	MFS VIT I Growth	MFS VIT I Mid Cap
	Portfolio	Series	Growth Series
Net assets as of December 31, 2022	$57,350	$18,416	$33,116
Investment income (loss):
Dividend distributions	2,381	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(27)	-	-
Net investment income (loss)	2,354	-	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	950	390
Realized capital gain (loss) on investments	-	2,699	(10,564)
Change in unrealized appreciation (depreciation)	-	342	15,952
Net gain (loss) on investments	-	3,991	5,778
Net increase (decrease) in net assets from operations	2,354	3,991	5,778
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(1,928)	(36)	(25,156)
Transfers between subaccounts, net	1,077	-	19,767
Maintenance charges and mortality adjustments	(9,771)	(20,114)	(2,274)
Increase (decrease) in net assets from contract transactions	(10,622)	(20,150)	(7,663)
Total increase (decrease) in net assets	(8,268)	(16,159)	(1,885)
Net assets as of December 31, 2023	$49,082	$2,257	$31,231
Investment income (loss):
Dividend distributions	2,148	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	2,148	-	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	615	2,087
Realized capital gain (loss) on investments	-	3,515	(226)
Change in unrealized appreciation (depreciation)	-	(409)	2,629
Net gain (loss) on investments	-	3,721	4,490
Net increase (decrease) in net assets from operations	2,148	3,721	4,490
Contract owner transactions:
Deposits	1,804	33,631	-
Terminations, withdrawals and annuity payments	1	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(10,036)	(29,692)	(2,435)
Increase (decrease) in net assets from contract transactions	(8,231)	3,939	(2,435)
Total increase (decrease) in net assets	(6,083)	7,660	2,055
Net assets as of December 31, 2024	$42,999	$9,917	$33,286

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

			MFS VIT I Total
	MFS VIT I New	MFS VIT I	Return Bond
	Discovery Series	Research Series	Series
Net assets as of December 31, 2022	$8,025	$36,064	$132,264
Investment income (loss):
Dividend distributions	-	208	4,238
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	(43)
Net investment income (loss)	-	208	4,195
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,193	-
Realized capital gain (loss) on investments	(81)	(11)	(1,044)
Change in unrealized appreciation (depreciation)	1,225	5,760	6,421
Net gain (loss) on investments	1,144	7,942	5,377
Net increase (decrease) in net assets from operations	1,144	8,150	9,572
Contract owner transactions:
Deposits	481	1,340	941
Terminations, withdrawals and annuity payments	(44)	(43)	(2,928)
Transfers between subaccounts, net	-	46	2,566
Maintenance charges and mortality adjustments	(268)	(1,123)	(4,563)
Increase (decrease) in net assets from contract transactions	169	220	(3,984)
Total increase (decrease) in net assets	1,313	8,370	5,588
Net assets as of December 31, 2023	$9,338	$44,434	$137,852
Investment income (loss):
Dividend distributions	-	99	4,823
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	99	4,823
Increase (decrease) in net assets from operations:
Capital gain distributions	-	956	-
Realized capital gain (loss) on investments	(46)	5,376	(3,032)
Change in unrealized appreciation (depreciation)	663	(2,173)	896
Net gain (loss) on investments	617	4,159	(2,136)
Net increase (decrease) in net assets from operations	617	4,258	2,687
Contract owner transactions:
Deposits	507	172	880
Terminations, withdrawals and annuity payments	-	-	(25,612)
Transfers between subaccounts, net	(19)	(30,407)	2,577
Maintenance charges and mortality adjustments	(344)	(1,382)	(5,308)
Increase (decrease) in net assets from contract transactions	144	(31,617)	(27,463)
Total increase (decrease) in net assets	761	(27,359)	(24,776)
Net assets as of December 31, 2024	$10,099	$17,075	$113,076

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		MFS VIT I Utilities
	MFS VIT I Utilities	Series Service	MFS VIT I Value
	Series Initial Class	Class	Series Initial Class
Net assets as of December 31, 2022	$2,724	$20,070	$82,872
Investment income (loss):
Dividend distributions	95	630	746
Investment Expenses:
Mortality and expense risk and administrative charges	-	(7)	-
Net investment income (loss)	95	623	746
Increase (decrease) in net assets from operations:
Capital gain distributions	146	1,057	3,138
Realized capital gain (loss) on investments	10	(5)	5,473
Change in unrealized appreciation (depreciation)	(310)	(2,129)	(5,901)
Net gain (loss) on investments	(154)	(1,077)	2,710
Net increase (decrease) in net assets from operations	(59)	(454)	3,456
Contract owner transactions:
Deposits	79	-	366
Terminations, withdrawals and annuity payments	(12)	(508)	(37,507)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(69)	(192)	(722)
Increase (decrease) in net assets from contract transactions	(2)	(700)	(37,863)
Total increase (decrease) in net assets	(61)	(1,154)	(34,407)
Net assets as of December 31, 2023	$2,663	$18,916	$48,465
Investment income (loss):
Dividend distributions	67	328	870
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	67	328	870
Increase (decrease) in net assets from operations:
Capital gain distributions	82	457	3,939
Realized capital gain (loss) on investments	11	(153)	66
Change in unrealized appreciation (depreciation)	158	1,360	740
Net gain (loss) on investments	251	1,664	4,745
Net increase (decrease) in net assets from operations	318	1,992	5,615
Contract owner transactions:
Deposits	84	-	386
Terminations, withdrawals and annuity payments	-	(4,529)	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(80)	(189)	(600)
Increase (decrease) in net assets from contract transactions	4	(4,718)	(214)
Total increase (decrease) in net assets	322	(2,726)	5,401
Net assets as of December 31, 2024	$2,985	$16,190	$53,866

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		MFS VIT II
	MFS VIT I Value	Blended Research	MFS VIT II
	Series Service	Core Equity	Corporate Bond
	Class	Portfolio	Portfolio
Net assets as of December 31, 2022	$136,630	$5,088	$39,366
Investment income (loss):
Dividend distributions	1,917	83	1,452
Investment Expenses:
Mortality and expense risk and administrative charges	(48)	-	(19)
Net investment income (loss)	1,869	83	1,433
Increase (decrease) in net assets from operations:
Capital gain distributions	9,610	464	-
Realized capital gain (loss) on investments	778	61	(482)
Change in unrealized appreciation (depreciation)	(2,149)	850	2,454
Net gain (loss) on investments	8,239	1,375	1,972
Net increase (decrease) in net assets from operations	10,108	1,458	3,405
Contract owner transactions:
Deposits	1,282	158	-
Terminations, withdrawals and annuity payments	(1,272)	(25)	(1,298)
Transfers between subaccounts, net	401	-	-
Maintenance charges and mortality adjustments	(3,974)	(150)	(374)
Increase (decrease) in net assets from contract transactions	(3,563)	(17)	(1,672)
Total increase (decrease) in net assets	6,545	1,441	1,733
Net assets as of December 31, 2023	$143,175	$6,529	$41,099
Investment income (loss):
Dividend distributions	1,661	78	1,108
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	1,661	78	1,108
Increase (decrease) in net assets from operations:
Capital gain distributions	8,822	528	-
Realized capital gain (loss) on investments	5,172	89	(2,922)
Change in unrealized appreciation (depreciation)	(2,114)	969	2,561
Net gain (loss) on investments	11,880	1,586	(361)
Net increase (decrease) in net assets from operations	13,541	1,664	747
Contract owner transactions:
Deposits	110	167	-
Terminations, withdrawals and annuity payments	(12,992)	-	(11,872)
Transfers between subaccounts, net	(24,107)	-	-
Maintenance charges and mortality adjustments	(4,226)	(204)	(345)
Increase (decrease) in net assets from contract transactions	(41,215)	(37)	(12,217)
Total increase (decrease) in net assets	(27,674)	1,627	(11,470)
Net assets as of December 31, 2024	$115,501	$8,156	$29,629

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

		MFS VIT II
	MFS VIT II	Government
	Emerging Markets	Securities Portfolio	MFS VIT II High
	Equity Portfolio	I Class	Yield Portfolio
Net assets as of December 31, 2022	$1,395	$17,351	$41,272
Investment income (loss):
Dividend distributions	12	222	3,321
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	12	222	3,321
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(282)	(1,330)	(3,878)
Change in unrealized appreciation (depreciation)	328	1,562	6,534
Net gain (loss) on investments	46	232	2,656
Net increase (decrease) in net assets from operations	58	454	5,977
Contract owner transactions:
Deposits	-	278	382
Terminations, withdrawals and annuity payments	(1,836)	(5,160)	(16,722)
Transfers between subaccounts, net	1,026	(40)	20,111
Maintenance charges and mortality adjustments	(642)	(5,263)	(8,829)
Increase (decrease) in net assets from contract transactions	(1,452)	(10,185)	(5,058)
Total increase (decrease) in net assets	(1,394)	(9,731)	919
Net assets as of December 31, 2023	$1	$7,620	$42,191
Investment income (loss):
Dividend distributions	-	331	2,729
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	331	2,729
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	-	(206)	(652)
Change in unrealized appreciation (depreciation)	-	(7)	968
Net gain (loss) on investments	-	(213)	316
Net increase (decrease) in net assets from operations	-	118	3,045
Contract owner transactions:
Deposits	-	10,184	12,205
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	-	(7,733)	(11,619)
Increase (decrease) in net assets from contract transactions	-	2,451	586
Total increase (decrease) in net assets	-	2,569	3,631
Net assets as of December 31, 2024	$1	$10,189	$45,822

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS VIT II	MFS VIT II	MFS VIT II
	International	International	Research
	Growth Portfolio I	Growth Portfolio S	International
	Class	Class	Portfolio
Net assets as of December 31, 2022	$7,591	$32,880	$562
Investment income (loss):
Dividend distributions	44	325	4
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	44	325	4
Increase (decrease) in net assets from operations:
Capital gain distributions	126	1,139	-
Realized capital gain (loss) on investments	478	(69)	10
Change in unrealized appreciation (depreciation)	53	3,281	51
Net gain (loss) on investments	657	4,351	61
Net increase (decrease) in net assets from operations	701	4,676	65
Contract owner transactions:
Deposits	-	1,491	-
Terminations, withdrawals and annuity payments	(11)	(15)	(15)
Transfers between subaccounts, net	-	(174)	-
Maintenance charges and mortality adjustments	(7,495)	(1,089)	(67)
Increase (decrease) in net assets from contract transactions	(7,506)	213	(82)
Total increase (decrease) in net assets	(6,805)	4,889	(17)
Net assets as of December 31, 2023	$786	$37,769	$545
Investment income (loss):
Dividend distributions	29	89	7
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	29	89	7
Increase (decrease) in net assets from operations:
Capital gain distributions	9	35	-
Realized capital gain (loss) on investments	862	2,171	18
Change in unrealized appreciation (depreciation)	(75)	(1,079)	(8)
Net gain (loss) on investments	796	1,127	10
Net increase (decrease) in net assets from operations	825	1,216	17
Contract owner transactions:
Deposits	13,848	88	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	(27,470)	-
Maintenance charges and mortality adjustments	(11,360)	(1,305)	(86)
Increase (decrease) in net assets from contract transactions	2,488	(28,687)	(86)
Total increase (decrease) in net assets	3,313	(27,471)	(69)
Net assets as of December 31, 2024	$4,099	$10,298	$476

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS VIT III
	Blended Research	MFS VIT III Global
	Small Cap Equity	Real Estate	MFS VIT III Growth
	Portfolio	Portfolio	Allocation Portfolio
Net assets as of December 31, 2022	$23,051	$47,007	$2
Investment income (loss):
Dividend distributions	162	397	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1)	-	-
Net investment income (loss)	161	397	-
Increase (decrease) in net assets from operations:
Capital gain distributions	706	3,229	-
Realized capital gain (loss) on investments	(2,581)	(1,670)	-
Change in unrealized appreciation (depreciation)	4,527	2,593	2
Net gain (loss) on investments	2,652	4,152	2
Net increase (decrease) in net assets from operations	2,813	4,549	2
Contract owner transactions:
Deposits	87	1,072	-
Terminations, withdrawals and annuity payments	(12,474)	(10,772)	(5)
Transfers between subaccounts, net	4,208	(690)	1
Maintenance charges and mortality adjustments	(3,261)	(1,896)	-
Increase (decrease) in net assets from contract transactions	(11,440)	(12,286)	(4)
Total increase (decrease) in net assets	(8,627)	(7,737)	(2)
Net assets as of December 31, 2023	$14,424	$39,270	$-
Investment income (loss):
Dividend distributions	140	785	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	140	785	-
Increase (decrease) in net assets from operations:
Capital gain distributions	117	-	-
Realized capital gain (loss) on investments	(157)	(149)	-
Change in unrealized appreciation (depreciation)	605	(1,399)	-
Net gain (loss) on investments	565	(1,548)	-
Net increase (decrease) in net assets from operations	705	(763)	-
Contract owner transactions:
Deposits	58	1,066	-
Terminations, withdrawals and annuity payments	-	(4,343)	-
Transfers between subaccounts, net	-	148	-
Maintenance charges and mortality adjustments	(429)	(1,284)	-
Increase (decrease) in net assets from contract transactions	(371)	(4,413)	-
Total increase (decrease) in net assets	334	(5,176)	-
Net assets as of December 31, 2024	$14,758	$34,094	$-

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS VIT III		MFS VIT III Mid
	Inflation Adjusted	MFS VIT III Limited	Cap Value
	Bond Portfolio	Maturity Portfolio	Portfolio
Net assets as of December 31, 2022	$20,848	$438,920	$65,499
Investment income (loss):
Dividend distributions	611	7,552	1,172
Investment Expenses:
Mortality and expense risk and administrative charges	(7)	(186)	(31)
Net investment income (loss)	604	7,366	1,141
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,222
Realized capital gain (loss) on investments	(7,421)	(2,287)	372
Change in unrealized appreciation (depreciation)	5,849	23,220	4,337
Net gain (loss) on investments	(1,572)	20,933	6,931
Net increase (decrease) in net assets from operations	(968)	28,299	8,072
Contract owner transactions:
Deposits	-	39,919	138
Terminations, withdrawals and annuity payments	(683)	(34,255)	(38)
Transfers between subaccounts, net	(19,051)	34,685	-
Maintenance charges and mortality adjustments	(146)	(15,068)	(2,655)
Increase (decrease) in net assets from contract transactions	(19,880)	25,281	(2,555)
Total increase (decrease) in net assets	(20,848)	53,580	5,517
Net assets as of December 31, 2023	$-	$492,500	$71,016
Investment income (loss):
Dividend distributions	-	19,009	938
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	19,009	938
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	3,166
Realized capital gain (loss) on investments	-	29	572
Change in unrealized appreciation (depreciation)	-	6,507	5,001
Net gain (loss) on investments	-	6,536	8,739
Net increase (decrease) in net assets from operations	-	25,545	9,677
Contract owner transactions:
Deposits	-	39,877	146
Terminations, withdrawals and annuity payments	-	(41,014)	-
Transfers between subaccounts, net	-	148	-
Maintenance charges and mortality adjustments	-	(14,720)	(2,766)
Increase (decrease) in net assets from contract transactions	-	(15,709)	(2,620)
Total increase (decrease) in net assets	-	9,836	7,057
Net assets as of December 31, 2024	$-	$502,336	$78,073

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	MFS VIT III	MFS VIT III New	MFS VIT Total
	Moderate	Discovery Value	Return Series
	Allocation Portfolio	Portfolio	Service Class
Net assets as of December 31, 2022	$1,189,421	$8,707	$24,023
Investment income (loss):
Dividend distributions	33,657	57	452
Investment Expenses:
Mortality and expense risk and administrative charges	(609)	-	-
Net investment income (loss)	33,048	57	452
Increase (decrease) in net assets from operations:
Capital gain distributions	79,487	413	1,078
Realized capital gain (loss) on investments	(4,574)	(235)	4
Change in unrealized appreciation (depreciation)	43,550	5	896
Net gain (loss) on investments	118,463	183	1,978
Net increase (decrease) in net assets from operations	151,511	240	2,430
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	(1,451)	(14)	(33)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(29,651)	(8,058)	(298)
Increase (decrease) in net assets from contract transactions	(31,102)	(8,072)	(331)
Total increase (decrease) in net assets	120,409	(7,832)	2,099
Net assets as of December 31, 2023	$1,309,830	$875	$26,122
Investment income (loss):
Dividend distributions	21,837	43	629
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	21,837	43	629
Increase (decrease) in net assets from operations:
Capital gain distributions	32,081	179	1,350
Realized capital gain (loss) on investments	(8,296)	564	21
Change in unrealized appreciation (depreciation)	62,114	8	(60)
Net gain (loss) on investments	85,899	751	1,311
Net increase (decrease) in net assets from operations	107,736	794	1,940
Contract owner transactions:
Deposits	-	15,826	-
Terminations, withdrawals and annuity payments	(14,375)	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(29,665)	(12,740)	(350)
Increase (decrease) in net assets from contract transactions	(44,040)	3,086	(350)
Total increase (decrease) in net assets	63,696	3,880	1,590
Net assets as of December 31, 2024	$1,373,526	$4,755	$27,712

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Morgan Stanley	PIMCO VIT
	Variable Insurance	CommodityRealRe	PIMCO VIT
	Fund, Inc.	turnTM Strategy	Emerging Markets
	Discovery Portfolio	Portfolio	Bond Portfolio
Net assets as of December 31, 2022	$11,505	$17,928	$58,674
Investment income (loss):
Dividend distributions	-	2,554	5,233
Investment Expenses:
Mortality and expense risk and administrative charges	-	(5)	-
Net investment income (loss)	-	2,549	5,233
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(8,109)	(3,006)	-
Change in unrealized appreciation (depreciation)	12,936	(310)	9,574
Net gain (loss) on investments	4,827	(3,316)	4,426
Net increase (decrease) in net assets from operations	4,827	(767)	9,659
Contract owner transactions:
Deposits	-	-	1,527
Terminations, withdrawals and annuity payments	(30)	(1,332)	(13,194)
Transfers between subaccounts, net	-	(15,449)	40,309
Maintenance charges and mortality adjustments	(1,183)	(380)	(5,118)
Increase (decrease) in net assets from contract transactions	(1,213)	(17,161)	23,524
Total increase (decrease) in net assets	3,614	(17,928)	33,183
Net assets as of December 31, 2023	$15,119	$-	$91,857
Investment income (loss):
Dividend distributions	-	-	5,915
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	-	-	5,915
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(6,053)	-	(1,378)
Change in unrealized appreciation (depreciation)	11,982	-	2,130
Net gain (loss) on investments	5,929	-	752
Net increase (decrease) in net assets from operations	5,929	-	6,667
Contract owner transactions:
Deposits	-	-	1,513
Terminations, withdrawals and annuity payments	-	-	(2,071)
Transfers between subaccounts, net	-	-	183
Maintenance charges and mortality adjustments	(1,242)	-	(5,214)
Increase (decrease) in net assets from contract transactions	(1,242)	-	(5,589)
Total increase (decrease) in net assets	4,687	-	1,078
Net assets as of December 31, 2024	$19,806	$-	$92,935

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

			T. Rowe Price Blue
	PIMCO VIT Real	PIMCO VIT Total	Chip Growth
	Return Portfolio	Return Portfolio	Portfolio
Net assets as of December 31, 2022	$22,256	$52,778	$194,322
Investment income (loss):
Dividend distributions	17	1,602	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	17	1,602	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	-	(5,049)	31,889
Change in unrealized appreciation (depreciation)	1,984	5,670	67,799
Net gain (loss) on investments	60	621	99,688
Net increase (decrease) in net assets from operations	77	2,223	99,688
Contract owner transactions:
Deposits	59	724	1,406
Terminations, withdrawals and annuity payments	(21,873)	(9,997)	(43,007)
Transfers between subaccounts, net	-	(1,191)	19,941
Maintenance charges and mortality adjustments	(10)	(15,155)	(13,510)
Increase (decrease) in net assets from contract transactions	(21,824)	(25,619)	(35,170)
Total increase (decrease) in net assets	(21,747)	(23,396)	64,518
Net assets as of December 31, 2023	$509	$29,382	$258,840
Investment income (loss):
Dividend distributions	13	1,426	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-
Net investment income (loss)	13	1,426	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	12,764
Realized capital gain (loss) on investments	(1)	(2,174)	21,266
Change in unrealized appreciation (depreciation)	(2)	1,799	55,128
Net gain (loss) on investments	(3)	(375)	89,158
Net increase (decrease) in net assets from operations	10	1,051	89,158
Contract owner transactions:
Deposits	62	28,342	1,368
Terminations, withdrawals and annuity payments	-	(2,232)	(16,941)
Transfers between subaccounts, net	-	643	(598)
Maintenance charges and mortality adjustments	(24)	(22,276)	(15,162)
Increase (decrease) in net assets from contract transactions	38	4,477	(31,333)
Total increase (decrease) in net assets	48	5,528	57,825
Net assets as of December 31, 2024	$557	$34,910	$316,665

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

Templeton Foreign
VIP Fund
Net assets as of December 31, 2022	$70,301
Investment income (loss):
Dividend distributions	1,657
Investment Expenses:
Mortality and expense risk and administrative charges	-
Net investment income (loss)	1,657
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(472)
Change in unrealized appreciation (depreciation)	10,295
Net gain (loss) on investments	9,823
Net increase (decrease) in net assets from operations	11,480
Contract owner transactions:
Deposits	1,127
Terminations, withdrawals and annuity payments	(37,269)
Transfers between subaccounts, net	(223)
Maintenance charges and mortality adjustments	(1,691)
Increase (decrease) in net assets from contract transactions	(38,056)
Total increase (decrease) in net assets	(26,576)
Net assets as of December 31, 2023	$43,725
Investment income (loss):
Dividend distributions	1,080
Investment Expenses:
Mortality and expense risk and administrative charges	-
Net investment income (loss)	1,080
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(48)
Change in unrealized appreciation (depreciation)	(1,028)
Net gain (loss) on investments	(1,076)
Net increase (decrease) in net assets from operations	4
Contract owner transactions:
Deposits	982
Terminations, withdrawals and annuity payments	(5,983)
Transfers between subaccounts, net	157
Maintenance charges and mortality adjustments	(1,534)
Increase (decrease) in net assets from contract transactions	(6,378)
Total increase (decrease) in net assets	(6,374)
Net assets as of December 31, 2024	$37,351

The accompanying notes are an integral part of these financial statements.

Delaware Life NY Variable Account D

Notes to Financial Statements

December 31, 2024

Note 1. Organization

Delaware Life NY Variable Account D (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, the “Sponsor”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY. On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on April 2015. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

AB VPS Balanced Hedged Allocation Portfolio	Class B
AB VPS International Value Portfolio	Class B
AB VPS Relative Value Portfolio	Class B
AB VPS Sustainable Global Thematic Portfolio	Class B
Alger Mid Cap Growth Portfolio	I-2
American Funds Insurance Series Growth Income Fund	-
BlackRock Global Allocation V.I. Fund	Class III
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares	Initial Shares
Columbia Variable Portfolio - Large Cap Growth Fund	Class 2
DWS Small Cap Index VIP	Class B
DWS Small Mid Cap Value VIP	Class A
Fidelity VIP Balanced Portfolio	Service Class 2
Fidelity VIP Contrafund Portfolio	Service Class 2
Fidelity VIP Freedom 2015 Portfolio	Service Class 2
Fidelity VIP Freedom 2020 Portfolio	Service Class 2
Fidelity VIP Freedom 2030	Service Class 2
Fidelity VIP Government Money Market Portfolio	Service Class
Fidelity VIP Index 500 Portfolio	Service Class
Fidelity VIP Index 500 Portfolio	Service Class 2
Fidelity VIP Mid Cap Portfolio	Service Class 2
Fidelity VIP Overseas Portfolio	Service Class
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
First Eagle Overseas Variable Fund	-
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Franklin Templeton Allocation VIP Fund	Class 2
Franklin Templeton Small Cap Value VIP Fund	Class 2
Franklin Templeton Strategic Income VIP Fund	Class 2
FTVIP Franklin U.S. Govt Securities VIP Fund	Class 2
Goldman Sachs VIT Mid Cap Value Fund	Series I

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Goldman Sachs VIT U.S. Equity Insights Fund	I Class
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. American Value Fund	Series II
Invesco V.I. Capital Appreciation Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Comstock Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Discovery Mid Cap Growth Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. EQV International Equity Fund	Series I
Invesco V.I. Global Fund	Series II
Invesco V.I. Growth and Income Fund	Series I
Invesco V.I. Main Street Fund	Series II
Invesco V.I. Small Cap Equity Fund	Series I
LVIP Delaware SMID Cap Core Fund	Standard Class
M Capital Appreciation Fund	-
M International Equity Fund	-
M Large Cap Growth Value Fund	-
M Large Cap Value Fund	-
MFS U.S. Government Money Market Portfolio	Initial Class
MFS VIT I Growth Series	Initial Class
MFS VIT I Mid Cap Growth Series	Initial Class
MFS VIT I New Discovery Series	Initial Class
MFS VIT I Research Series	Initial Class
MFS VIT I Total Return Bond Series	Initial Class
MFS VIT I Utilities Series	Initial Class
MFS VIT I Utilities Series	Service Class
MFS VIT I Value Series	Initial Class
MFS VIT I Value Series	Service Class
MFS VIT II Blended Research Core Equity Portfolio	I Class
MFS VIT II Corporate Bond Portfolio	S Class
MFS VIT II Emerging Markets Equity Portfolio	S Class
MFS VIT II Global Tactical Allocation Portfolio	S Class
MFS VIT II Government Securities Portfolio	I Class
MFS VIT II Government Securities Portfolio	S Class
MFS VIT II High Yield Portfolio	I Class
MFS VIT II International Growth Portfolio	I Class
MFS VIT II International Growth Portfolio	S Class
MFS VIT II Massachusetts Investors Growth Stock Portfolio	I Class
MFS VIT II Research International Portfolio	S Class
MFS VIT III Blended Research Small Cap Equity Portfolio	Initial Class
MFS VIT III Conservative Allocation	Initial Class
MFS VIT III Global Real Estate Portfolio	Initial Class
MFS VIT III Growth Allocation Portfolio	Initial Class

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

MFS VIT III Inflation Adjusted Bond Portfolio	Initial Class
MFS VIT III Limited Maturity Portfolio	Initial Class
MFS VIT III Mid Cap Value Portfolio	Initial Class
MFS VIT III Moderate Allocation Portfolio	Initial Class
MFS VIT III New Discovery Value Portfolio	Initial Class
MFS VIT Total Return Series	Initial Class
MFS VIT Total Return Series	Service Class
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio	Class II
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	Admin Class
PIMCO VIT Emerging Markets Bond Portfolio	Admin Class
PIMCO VIT Global Managed Asset Allocation Portfolioistrative	Admin Class
PIMCO VIT Real Return Portfolio	Admin Class
PIMCO VIT Total Return Portfolio	Admin Class
T. Rowe Price Blue Chip Growth Portfolio	-
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
Wanger Acorn	-

Ninety-two subaccounts are currently offered by the Separate Account. The following subaccounts had no activity for two consecutive years and are not included in the Statements of Net Assets or the Statements of Operations and Change in Net Assets:

Subaccount

AB VPS Balanced Hedged Allocation Portfolio

AB VPS International Value Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2030

Franklin Income VIP Fund

Franklin Templeton Allocation VIP Fund

FTVIP Franklin U.S. Govt Securities VIP Fund

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Capital Appreciation Fund Series II

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Main Street Fund

Invesco V.I. Small Cap Equity Fund

MFS VIT II Global Tactical Allocation Portfolio

MFS VIT II Government Securities Portfolio S Class

MFS VIT II Massachusetts Investors Growth Stock Portfolio

MFS VIT III Conservative Allocation

MFS VIT Total Return Series Initial Class

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount (continued)

PIMCO VIT Global Managed Asset Allocation Portfolioistrative

Templeton Growth VIP Fund

Wanger Acorn

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

B. Mergers

There were no fund mergers in 2023 or 2024.

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

There were no name changes in 2023 or 2024.

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

The Separate Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2024 and 2023, were as follows:

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

AB VPS Relative Value Portfolio	$ 25,667	$ 30,598	$ 11,347	$ 45,234
AB VPS Sustainable Global Thematic Portfolio	7	57	2,220	19
Alger Mid Cap Growth Portfolio	90	4,479	41,502	5,159
American Funds Insurance Series Growth Income Fund	2,052	15,316	2,702	1,670
BlackRock Global Allocation V.I. Fund	5,672	3,843	1,434	3,590
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares	3,716	18,052	6,386	37,963
Columbia Variable Portfolio - Large Cap Growth Fund	262	30,957	1,538	2,516
DWS Small Cap Index VIP	1,026	5,466	1,053	7,096
DWS Small Mid Cap Value VIP	905	238	669	260
Fidelity VIP Balanced Portfolio	141,378	115,706	12,204	6,148
Fidelity VIP Contrafund Portfolio	7,647	24,701	2,469	2,495
Fidelity VIP Government Money Market Portfolio	479	148	667	5,724
Fidelity VIP Index 500 Portfolio Service Class	4,474	35,651	8,290	112,217
Fidelity VIP Index 500 Portfolio Service Class 2	43,262	119,124	6,412	21,939
Fidelity VIP Mid Cap Portfolio	8,426	36,087	3,995	9,022
Fidelity VIP Overseas Portfolio	8,219	17,206	2,234	28,171
Fidelity® VIP Contrafund® Portfolio	25,682	3,531	7,331	2,955
First Eagle Overseas Variable Fund	261	11,766	2,324	979
Franklin Mutual Shares VIP Fund	453	1,168	903	1,259
Franklin Templeton Small Cap Value VIP Fund	1,001	19,745	3,701	863
Franklin Templeton Strategic Income VIP Fund	345	99	337	99
Goldman Sachs VIT Mid Cap Value Fund	7	3	3	2
Goldman Sachs VIT U.S. Equity Insights Fund	3,399	349	320	317
Invesco V.I. Capital Appreciation Fund Series I	207	415	152	346
Invesco V.I. EQV International Equity Fund	61,063	51,399	41,717	38,889
Invesco V.I. Global Fund	2,063	14,570	4,614	1,571
Invesco V.I. Growth and Income Fund	506	111	684	98
LVIP Delaware SMID Cap Core Fund	1,708	2,319	22,543	3,283
M Capital Appreciation Fund	1,315	21,688	3,586	1,460

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

M International Equity Fund	$ 324	$ 19,503	$ 2,266	$ 1,621
M Large Cap Growth Value Fund	3,039	51,275	5,769	2,180
M Large Cap Value Fund	1,974	25,442	3,552	1,811
MFS U.S. Government Money Market Portfolio	3,964	10,047	2,378	10,646
MFS VIT I Growth Series	32,372	27,817	950	20,150
MFS VIT I Mid Cap Growth Series	2,087	2,435	21,126	28,399
MFS VIT I New Discovery Series	461	317	461	292
MFS VIT I Research Series	1,201	31,763	4,019	1,398
MFS VIT I Total Return Bond Series	7,122	29,762	7,711	7,500
MFS VIT I Utilities Series Initial Class	229	75	316	77
MFS VIT I Utilities Series Service Class	784	4,716	1,687	707
MFS VIT I Value Series Initial Class	5,071	476	4,029	38,008
MFS VIT I Value Series Service Class	10,744	41,477	13,490	5,574
MFS VIT II Blended Research Core Equity Portfolio	765	196	694	164
MFS VIT II Corporate Bond Portfolio	1,108	12,216	1,452	1,691
MFS VIT II Emerging Markets Equity Portfolio	-	-	12	1,452
MFS VIT II Government Securities Portfolio I Class	9,910	7,128	445	10,408
MFS VIT II High Yield Portfolio	14,166	10,851	24,256	25,993
MFS VIT II International Growth Portfolio I Class	13,115	10,588	170	7,506
MFS VIT II International Growth Portfolio S Class	203	28,765	3,461	1,784
MFS VIT II Research International Portfolio	7	86	4	82
MFS VIT III Blended Research Small Cap Equity Portfolio	309	424	910	11,483
MFS VIT III Global Real Estate Portfolio	1,613	5,240	4,328	12,988
MFS VIT III Limited Maturity Portfolio	58,777	55,479	81,991	49,343
MFS VIT III Mid Cap Value Portfolio	4,265	2,782	3,526	2,718
MFS VIT III Moderate Allocation Portfolio	53,918	44,045	113,144	31,707
MFS VIT III New Discovery Value Portfolio	15,166	11,860	470	8,072
MFS VIT Total Return Series Service Class	1,979	352	1,530	331
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio	-	1,243	-	1,213
PIMCO VIT Emerging Markets Bond Portfolio	7,356	7,031	47,950	19,193
PIMCO VIT Real Return Portfolio	72	22	75	21,882

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2024		2023
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

PIMCO VIT Total Return Portfolio	$ 28,516	$ 22,614	$ 1,820	$ 25,837
T. Rowe Price Blue Chip Growth Portfolio	13,121	31,690	21,022	56,192
Templeton Foreign VIP Fund	1,683	6,981	2,063	38,462

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related-Party Transactions

The Sponsor provides administrative services necessary for the operation of the Separate Account. The Sponsor absorbs all organizational expenses including the fees of registering the Separate Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2024, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2024, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statements of Operations and Change in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Operations and Change in Net Assets as part of “Maintenance charges and mortality adjustments”.

Administrative charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2021, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statements of Operations and Change in Net Assets as part of “Maintenance charges and mortality adjustments”.

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Maintenance charges and mortality adjustments” in the Statements of Operations and Change in Net Assets.

Sales Charge

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

		2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AB VPS Relative Value Portfolio	475	(647)	(172)	49	(1,163)	(1,114)
AB VPS Sustainable Global Thematic Portfolio	-	(3)	(3)	104	(1)	103
Alger Mid Cap Growth Portfolio	2	(81)	(79)	1,081	(251)	830
American Funds Insurance Series Growth Income Fund	-	(249)	(249)	-	(36)	(36)
BlackRock Global Allocation V.I. Fund	-	(2,265)	(2,265)	-	(157)	(157)
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares	12	(330)	(318)	64	(857)	(793)
Columbia Variable Portfolio - Large Cap Growth Fund	7	(961)	(954)	178	(212)	(34)
DWS Small Cap Index VIP	3	(74)	(71)	14	(125)	(111)
DWS Small Mid Cap Value VIP	2	(5)	(3)	6	(11)	(5)
Fidelity VIP Balanced Portfolio	2,725	(7,326)	(4,601)	74	(205)	(131)
Fidelity VIP Contrafund Portfolio	-	(1,789)	(1,789)	-	(59)	(59)
Fidelity VIP Government Money Market Portfolio	11	(10)	1	21	(427)	(406)
Fidelity VIP Index 500 Portfolio Service Class	12	(554)	(542)	81	(2,325)	(2,244)
Fidelity VIP Index 500 Portfolio Service Class 2	965	(2,361)	(1,396)	706	(1,111)	(405)
Fidelity VIP Mid Cap Portfolio	7	(2,107)	(2,100)	310	(527)	(217)
Fidelity VIP Overseas Portfolio	31	(541)	(510)	115	(1,109)	(994)
Fidelity® VIP Contrafund® Portfolio	14	(39)	(25)	25	(46)	(21)
Fidelity® VIP Growth Portfolio	-	-	-	2	(95)	(93)
First Eagle Overseas Variable Fund	6	(592)	(586)	164	(160)	4
Franklin Mutual Shares VIP Fund	10	(51)	(41)	17	(65)	(48)
Franklin Templeton Small Cap Value VIP Fund	2	(1,226)	(1,224)	128	(119)	9
Franklin Templeton Strategic Income VIP Fund	-	(6)	(6)	-	(6)	(6)
Goldman Sachs VIT Mid Cap Value Fund	-	-	-	-	-	-
Goldman Sachs VIT U.S. Equity Insights Fund	5	(7)	(2)	10	(12)	(2)
Invesco V.I. Capital Appreciation Fund Series I	3	(6)	(3)	8	(12)	(4)

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. EQV International Equity Fund	1,722	(1,405)	317	1,405	(1,320)	85
Invesco V.I. Global Fund	-	(1,486)	(1,486)	-	(49)	(49)
Invesco V.I. Growth and Income Fund	3	(2)	1	4	(2)	2
LVIP Delaware SMID Cap Core Fund	-	(29)	(29)	364	(115)	249
M Capital Appreciation Fund	8	(550)	(542)	122	(119)	3
M International Equity Fund	6	(1,630)	(1,624)	433	(449)	(16)
M Large Cap Growth Value Fund	9	(1,006)	(997)	184	(177)	7
M Large Cap Value Fund	13	(934)	(921)	235	(218)	17
MFS U.S. Government Money Market Portfolio	159	(5,194)	(5,035)	123	(1,119)	(996)
MFS VIT I Growth Series	596	(485)	111	-	(477)	(477)
MFS VIT I Mid Cap Growth Series	-	(54)	(54)	696	(913)	(217)
MFS VIT I New Discovery Series	14	(10)	4	16	(11)	5
MFS VIT I Research Series	3	(791)	(788)	153	(145)	8
MFS VIT I Total Return Bond Series	187	(9,653)	(9,466)	306	(644)	(338)
MFS VIT I Utilities Series Initial Class	5	(5)	-	5	(5)	-
MFS VIT I Utilities Series Service Class	-	(1,152)	(1,152)	-	(42)	(42)
MFS VIT I Value Series Initial Class	7	(13)	(6)	12	(1,300)	(1,288)
MFS VIT I Value Series Service Class	11	(6,751)	(6,740)	274	(454)	(180)
MFS VIT II Blended Research Core Equity Portfolio	3	(4)	(1)	4	(4)	-
MFS VIT II Corporate Bond Portfolio	-	(2,763)	(2,763)	-	(92)	(92)
MFS VIT II Emerging Markets Equity Portfolio	-	-	-	93	(196)	(103)
MFS VIT II Government Securities Portfolio I Class	490	(363)	127	17	(550)	(533)
MFS VIT II High Yield Portfolio	324	(305)	19	751	(874)	(123)
MFS VIT II International Growth Portfolio I Class	394	(303)	91	-	(243)	(243)
MFS VIT II International Growth Portfolio S Class	2	(904)	(902)	205	(200)	5
MFS VIT II Research International Portfolio	-	(5)	(5)	-	(6)	(6)
MFS VIT III Blended Research Small Cap Equity Portfolio	1	(7)	(6)	156	(425)	(269)
MFS VIT III Global Real Estate Portfolio	16	(93)	(77)	77	(350)	(273)
MFS VIT III Growth Allocation Portfolio	-	-	-	-	-	-

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

MFS VIT III Inflation Adjusted Bond Portfolio	-	-	-	-	(1,589)	(1,589)
MFS VIT III Limited Maturity Portfolio	66	(32,620)	(32,554)	5,830	(3,784)	2,046
MFS VIT III Mid Cap Value Portfolio	4	(1,680)	(1,676)	4	(72)	(68)
MFS VIT III Moderate Allocation Portfolio	-	(43,160)	(43,160)	-	(1,099)	(1,099)
MFS VIT III New Discovery Value Portfolio	309	(237)	72	-	(183)	(183)
MFS VIT Total Return Series Service Class	-	(17)	(17)	-	(18)	(18)
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio	-	(21)	(21)	-	(27)	(27)
PIMCO VIT CommodityRealReturnTM Strategy Portfolio	-	-	-	69	(2,191)	(2,122)
PIMCO VIT Emerging Markets Bond Portfolio	32	(160)	(128)	1,234	(605)	629
PIMCO VIT Real Return Portfolio	3	(2)	1	3	(1,011)	(1,008)
PIMCO VIT Total Return Portfolio	1,210	(1,000)	210	44	(1,235)	(1,191)
T. Rowe Price Blue Chip Growth Portfolio	4	(326)	(322)	476	(876)	(400)
Templeton Foreign VIP Fund	18	(199)	(181)	54	(1,295)	(1,241)

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Relative Value Portfolio
2024	1,960	47.79	47.79	93,676	1.35	-	-	12.77	12.77
2023	2,132	42.38	42.38	90,362	1.28	-	-	11.72	11.72
2022	3,246	37.93	37.93	123,112	1.08	-	-	(4.42)	(4.42)
2021	3,369	39.69	39.69	133,705	0.63	-	-	27.84	27.84
2020	3,498	31.04	31.04	108,587	1.35	-	-	2.47	2.47
AB VPS Sustainable Global Thematic Portfolio
2024	100	23.81	23.81	2,385	-	-	-	5.96	5.96
2023	103	22.47	22.47	2,305	-	-	-	15.70	15.70
2022	-	19.42	19.42	-	-	-	-	(37.30)	(37.30)
2021	-	26.67	26.67	-	-	-	-	18.41	18.41
2020	-	21.76	21.76	-	-	-	-	28.12	28.12
Alger Mid Cap Growth Portfolio
2024	1,074	60.15	60.15	64,602	-	-	-	21.07	21.07
2023	1,153	49.68	49.68	57,282	-	-	-	23.17	23.17
2022	323	40.34	40.34	13,021	-	-	-	(36.07)	(36.07)
2021	402	63.10	63.10	25,361	-	-	-	4.20	4.20
2020	1,118	60.55	60.55	67,675	-	-	-	64.63	64.63

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds Insurance Series Growth Income Fund
2024	587	67.96	67.96	39,880	0.97	-	-	24.23	24.23
2023	836	54.70	54.70	45,731	0.00	-	-	26.14	26.14
2022	872	43.37	43.37	37,815	1.29	-	-	(16.49)	(16.49)
2021	880	51.93	51.93	45,695	1.15	-	-	24.10	24.10
2020	887	41.85	41.85	37,108	1.39	-	-	13.55	13.55
BlackRock Global Allocation V.I. Fund
2024	2,248	26.91	26.91	60,499	1.47	-	-	8.93	8.93
2023	2,394	24.71	24.71	59,147	2.52	-	-	12.49	12.49
2022	2,551	21.96	21.96	56,009	-	-	-	(16.07)	(16.07)
2021	2,707	26.17	26.17	70,828	0.83	-	-	6.42	6.42
2020	2,854	24.59	24.59	70,176	1.30	-	-	20.71	20.71
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares
2024	2,293	55.46	55.46	127,193	0.89	-	-	12.61	12.61
2023	2,611	49.25	49.25	128,570	0.80	-	-	18.31	18.31
2022	3,404	41.63	41.63	141,694	0.72	-	-	(14.08)	(14.08)
2021	3,474	48.45	48.45	168,281	0.61	-	-	25.88	25.88
2020	3,462	38.48	38.48	133,254	0.83	-	-	8.11	8.11
Columbia Variable Portfolio - Large Cap Growth Fund
2024	351	38.71	38.71	13,587	-	-	-	31.00	31.00
2023	1,305	29.55	29.55	38,548	-	-	-	42.77	42.77
2022	1,338	20.70	20.70	27,699	-	-	-	(31.53)	(31.53)
2021	1,487	30.23	30.23	44,966	-	-	-	28.35	28.35
2020	1,583	23.55	23.55	37,292	-	-	-	34.41	34.41
DWS Small Cap Index VIP
2024	250	72.91	72.91	18,229	0.99	-	-	10.89	10.89
2023	321	65.75	65.75	21,111	0.85	-	-	16.33	16.33
2022	432	28.82	56.52	24,406	0.62	-	-	(20.89)	(20.89)
2021	439	36.42	71.45	31,377	0.55	-	-	14.18	14.18
2020	445	31.90	62.57	27,846	0.92	-	-	19.09	19.09

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS Small Mid Cap Value VIP
2024	282	48.33	48.33	13,612	1.18	-	-	6.22	6.22
2023	285	45.50	45.50	12,946	1.15	-	-	14.95	14.95
2022	289	39.58	39.58	11,438	0.85	-	-	(15.80)	(15.80)
2021	292	47.01	47.01	13,725	1.23	-	-	30.50	30.50
2020	293	36.03	36.03	10,557	1.41	-	-	(0.80)	(0.80)
Fidelity VIP Balanced Portfolio
2024	5,759	51.14	51.14	294,493	1.94	-	-	15.63	15.63
2023	5,322	44.23	44.23	235,369	1.56	-	-	21.23	21.23
2022	5,454	36.48	36.48	198,956	1.05	-	-	(18.19)	(18.19)
2021	5,601	44.59	44.59	249,709	0.70	-	-	17.99	17.99
2020	6,990	37.79	37.79	264,137	1.26	-	-	22.13	22.13
Fidelity VIP Contrafund Portfolio
2024	967	51.49	67.28	65,082	0.04	-	-	33.46	33.46
2023	1,378	50.41	50.41	69,475	0.27	-	-	33.12	33.12
2022	1,437	37.87	37.87	54,438	0.26	-	-	(26.49)	(26.49)
2021	1,450	51.52	51.52	74,728	0.03	-	-	27.51	27.51
2020	1,462	40.40	40.40	59,058	0.08	-	-	30.23	30.23
Fidelity VIP Government Money Market Portfolio
2024	464	14.49	14.49	6,723	4.88	-	-	5.00	5.00
2023	463	13.80	13.80	6,392	4.73	-	-	4.80	4.80
2022	869	13.17	13.17	11,449	1.35	-	-	1.36	1.36
2021	877	12.99	12.99	11,391	-	-	-	0.01	0.01
2020	807	12.99	12.99	10,483	0.29	-	-	0.28	0.28
Fidelity VIP Index 500 Portfolio Service Class
2024	4,668	67.18	67.18	313,624	1.20	-	-	24.78	24.78
2023	5,210	53.84	53.84	280,497	1.42	-	-	26.07	26.07
2022	7,453	42.71	42.71	318,329	1.36	-	-	(18.30)	(18.30)
2021	7,360	52.27	52.27	384,703	1.19	-	-	28.45	28.45
2020	7,071	40.70	40.70	287,758	1.62	-	-	18.13	18.13

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity VIP Index 500 Portfolio Service Class 2
2024	1,472	51.74	51.74	76,142	1.02	-	-	24.58	24.58
2023	2,868	41.53	51.66	119,101	1.19	-	-	25.88	25.88
2022	3,273	32.99	41.04	110,946	1.16	-	-	(18.42)	(18.42)
2021	3,770	40.44	50.31	157,871	1.03	-	-	28.26	28.26
2020	4,174	31.53	39.22	137,734	1.53	-	-	17.95	17.95
Fidelity VIP Mid Cap Portfolio
2024	1,421	36.45	45.96	59,157	0.28	-	-	17.20	17.20
2023	2,418	31.10	39.22	84,165	0.37	-	-	14.80	14.80
2022	2,636	27.09	34.17	80,812	0.26	-	-	(14.97)	(14.97)
2021	2,819	31.86	40.18	101,677	0.37	-	-	25.31	25.31
2020	3,005	25.43	32.07	86,700	0.40	-	-	17.87	17.87
Fidelity VIP Overseas Portfolio
2024	3,733	30.18	30.18	112,674	1.62	-	-	4.94	4.94
2023	4,243	28.76	28.76	122,020	0.87	-	-	20.41	20.41
2022	5,237	23.88	23.88	125,076	0.97	-	-	(24.58)	(24.58)
2021	5,324	31.67	31.67	168,594	0.46	-	-	19.57	19.57
2020	5,293	26.48	26.48	140,187	0.34	-	-	15.49	15.49
Fidelity® VIP Contrafund® Portfolio
2024	2,084	102.61	102.61	213,840	0.10	-	-	33.64	33.64
2023	2,109	76.78	76.78	161,950	0.40	-	-	33.34	33.34
2022	2,130	57.59	57.59	122,670	0.41	-	-	(26.38)	(26.38)
2021	2,156	78.22	78.22	168,680	0.05	-	-	27.71	27.71
2020	2,179	61.25	61.25	133,490	0.15	-	-	30.43	30.43
Fidelity® VIP Growth Portfolio
2024	-	77.51	77.51	-	-	-	-	30.27	30.27
2023	-	59.50	59.50	-	-	-	-	36.09	36.09
2022	93	43.72	43.72	4,049	0.49	-	-	(24.52)	(24.52)
2021	91	57.92	57.92	5,292	-	-	-	23.08	23.08
2020	90	47.06	47.06	4,244	0.06	-	-	43.75	43.75

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

First Eagle Overseas Variable Fund
2024	270	21.02	21.02	5,668	0.90	-	-	6.05	6.05
2023	856	19.82	19.82	16,969	-	-	-	10.08	10.08
2022	852	18.00	21.05	15,341	2.08	-	-	(8.17)	(8.17)
2021	917	19.60	22.93	17,970	0.95	-	-	4.44	4.44
2020	903	18.77	21.95	16,952	2.83	-	-	6.85	6.85
Franklin Mutual Shares VIP Fund
2024	223	23.51	23.51	5,246	2.05	-	-	11.26	11.26
2023	264	21.13	21.13	5,579	1.85	-	-	13.46	13.46
2022	312	18.62	22.97	5,802	1.56	-	-	(7.43)	(7.43)
2021	508	20.12	24.82	10,222	2.78	-	-	19.17	19.17
2020	642	16.88	20.83	10,842	2.96	-	-	(5.04)	(5.04)
Franklin Templeton Small Cap Value VIP Fund
2024	754	36.78	39.81	29,564	0.70	-	-	11.71	11.71
2023	1,359	32.93	35.64	46,454	0.52	-	-	12.75	12.75
2022	1,351	29.21	31.61	40,986	0.99	-	-	(10.06)	(10.06)
2021	1,347	32.47	35.14	45,551	1.03	-	-	25.37	25.37
2020	1,348	25.90	28.03	36,417	1.48	-	-	5.19	5.19
Franklin Templeton Strategic Income VIP Fund
2024	428	18.24	18.24	7,807	4.48	-	-	4.05	4.05
2023	434	17.53	17.53	7,603	4.61	-	-	8.18	8.18
2022	440	16.20	16.52	7,124	4.27	-	-	(10.75)	(10.75)
2021	445	18.16	18.51	8,079	3.31	-	-	2.11	2.11
2020	449	17.78	18.12	7,988	4.98	-	-	3.43	3.43
Goldman Sachs VIT Mid Cap Value Fund
2024	2	61.64	61.64	100	1.05	-	-	12.40	12.40
2023	2	54.84	54.84	91	1.17	-	-	11.42	11.42
2022	2	49.22	49.22	84	1.15	-	-	(9.99)	(9.99)
2021	2	54.68	54.68	96	0.48	-	-	30.95	30.95
2020	2	41.76	41.76	76	-	-	-	8.40	8.40

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT U.S. Equity Insights Fund
2024	368	61.72	61.72	22,745	0.69	-	-	28.32	28.32
2023	370	48.10	48.10	17,796	0.71	-	-	23.81	23.81
2022	372	38.85	38.85	14,471	0.82	-	-	(19.74)	(19.74)
2021	373	48.41	48.41	18,059	0.84	-	-	29.41	29.41
2020	371	37.41	37.41	13,891	0.90	-	-	17.55	17.55
Invesco V.I. Capital Appreciation Fund Series I
2024	356	73.85	73.85	26,267	-	-	-	34.18	34.18
2023	359	55.04	55.04	19,753	-	-	-	35.38	35.38
2022	363	40.66	40.66	14,750	-	-	-	(30.78)	(30.78)
2021	365	58.74	58.74	21,465	-	-	-	22.57	22.57
2020	366	47.92	47.92	17,558	-	-	-	36.59	36.59
Invesco V.I. EQV International Equity Fund
2024	1,936	17.15	35.65	68,512	1.49	-	-	0.65	0.65
2023	1,619	17.04	35.43	56,746	0.19	-	-	18.15	18.15
2022	1,533	14.43	29.99	45,389	0.98	-	-	(18.31)	(18.31)
2021	1,090	17.66	36.70	39,221	1.21	-	-	5.89	5.89
2020	2,142	16.68	34.66	73,442	2.27	-	-	14.00	14.00
Invesco V.I. Global Fund
2024	804	33.23	43.63	35,066	-	-	-	15.78	15.78
2023	1,145	37.68	37.68	43,145	-	-	-	34.45	34.45
2022	1,194	28.03	28.03	33,472	-	-	-	(31.94)	(31.94)
2021	1,205	41.18	41.18	49,624	-	-	-	15.17	15.17
2020	1,214	35.76	35.76	43,419	0.45	-	-	27.34	27.34
Invesco V.I. Growth and Income Fund
2024	83	56.02	56.02	4,624	1.54	-	-	15.98	15.98
2023	82	48.30	48.30	3,943	1.65	-	-	12.66	12.66
2022	80	42.87	42.87	3,447	1.67	-	-	(5.75)	(5.75)
2021	79	45.48	45.48	3,607	1.59	-	-	28.51	28.51
2020	78	35.39	35.39	2,746	2.37	-	-	2.09	2.09

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

LVIP Delaware SMID Cap Core Fund
2024	387	85.50	85.50	33,111	0.61	-	-	14.73	14.73
2023	416	74.52	74.52	31,005	1.31	-	-	16.45	16.45
2022	167	64.00	64.00	10,659	0.41	-	-	(13.73)	(13.73)
2021	210	74.18	74.18	15,567	0.95	-	-	23.18	23.18
2020	586	60.22	60.22	35,290	0.55	-	-	11.08	11.08
M Capital Appreciation Fund
2024	264	43.68	43.68	11,553	1.05	-	-	9.94	9.94
2023	806	39.73	39.73	32,016	0.45	-	-	23.56	23.56
2022	803	32.16	32.16	25,805	-	-	-	(18.14)	(18.14)
2021	874	39.28	39.28	34,326	-	-	-	17.74	17.74
2020	930	33.36	33.36	31,015	-	-	-	17.73	17.73
M International Equity Fund
2024	663	12.60	12.60	8,353	1.38	-	-	3.96	3.96
2023	2,287	12.12	12.12	27,709	3.08	-	-	16.00	16.00
2022	2,303	10.45	10.45	24,052	2.68	-	-	(14.16)	(14.16)
2021	2,377	12.17	12.17	28,923	2.42	-	-	11.05	11.05
2020	2,422	10.96	10.96	26,541	1.73	-	-	8.90	8.90
M Large Cap Growth Value Fund
2024	464	58.09	58.09	26,958	-	-	-	25.49	25.49
2023	1,461	46.29	46.29	67,594	-	-	-	32.04	32.04
2022	1,454	35.06	35.06	50,948	-	-	-	(25.41)	(25.41)
2021	1,519	47.00	47.00	71,371	-	-	-	21.49	21.49
2020	1,548	38.69	38.69	59,853	-	-	-	28.89	28.89
M Large Cap Value Fund
2024	514	31.37	31.37	16,137	1.11	-	-	18.60	18.60
2023	1,435	26.45	26.45	37,958	2.30	-	-	7.60	7.60
2022	1,419	24.58	24.58	34,874	2.00	-	-	(1.45)	(1.45)
2021	1,618	24.94	24.94	40,352	1.61	-	-	30.01	30.01
2020	1,734	19.18	19.18	33,250	2.04	-	-	(3.16)	(3.16)

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS U.S. Government Money Market Portfolio
2024	3,746	11.48	11.48	42,999	4.67	-	-	4.84	4.84
2023	4,484	10.95	10.95	49,082	4.46	-	-	4.59	4.59
2022	5,479	10.47	10.47	57,350	1.10	-	-	1.17	1.17
2021	6,635	10.35	10.35	68,640	-	-	-	-	-
2020	7,857	10.35	10.35	81,285	0.20	-	-	1.17	1.17
MFS VIT I Growth Series
2024	158	62.70	62.70	9,917	-	-	-	31.45	31.45
2023	47	47.70	47.70	2,257	-	-	-	35.86	35.86
2022	524	34.55	35.11	18,416	-	-	-	(31.63)	(31.63)
2021	1,107	50.54	51.35	56,872	-	-	-	23.53	23.53
2020	1,281	40.91	41.57	53,243	-	-	-	31.86	31.86
MFS VIT I Mid Cap Growth Series
2024	704	47.28	47.28	33,286	-	-	-	14.73	14.73
2023	758	41.21	41.21	31,231	-	-	-	21.32	21.32
2022	975	33.23	33.97	33,116	-	-	-	(28.70)	(28.70)
2021	1,395	46.61	47.64	66,450	-	-	-	14.11	14.11
2020	2,519	40.84	41.75	105,188	-	-	-	36.48	36.48
MFS VIT I New Discovery Series
2024	301	33.53	33.53	10,099	-	-	-	6.72	6.72
2023	297	31.42	31.42	9,338	-	-	-	14.41	14.41
2022	292	26.86	27.46	8,025	-	-	-	(29.76)	(29.76)
2021	285	38.24	39.09	11,149	-	-	-	1.80	1.80
2020	281	37.56	38.40	10,772	-	-	-	45.89	45.89
MFS VIT I Research Series
2024	376	45.37	45.37	17,075	0.32	-	-	18.86	18.86
2023	1,164	38.17	38.17	44,434	0.52	-	-	22.42	22.42
2022	1,157	30.56	31.18	36,064	0.47	-	-	(17.21)	(17.21)
2021	1,287	36.91	37.66	48,484	0.54	-	-	24.80	24.80
2020	1,344	29.57	30.17	40,548	0.73	-	-	16.59	16.59

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT I Total Return Bond Series
2024	8,933	12.64	12.69	113,076	3.84	-	-	2.59	2.59
2023	11,171	12.37	12.37	137,852	3.17	-	-	7.38	7.38
2022	11,509	11.48	11.52	132,264	2.70	-	-	(13.94)	(13.94)
2021	12,473	13.34	13.39	166,581	2.68	-	-	(0.81)	(0.81)
2020	12,568	13.44	13.49	169,223	3.47	-	-	8.47	8.47
MFS VIT I Utilities Series Initial Class
2024	157	18.95	18.95	2,985	2.37	-	-	11.67	11.67
2023	157	16.97	16.97	2,663	3.59	-	-	(2.11)	(2.11)
2022	157	17.34	17.34	2,724	2.44	-	-	0.76	0.76
2021	158	17.21	17.21	2,711	1.76	-	-	14.09	14.09
2020	157	15.08	15.08	2,364	2.52	-	-	5.90	5.90
MFS VIT I Utilities Series Service Class
2024	889	18.11	18.25	16,190	1.87	-	-	11.38	11.38
2023	1,157	16.26	16.39	18,916	3.32	-	-	(2.33)	(2.33)
2022	1,198	16.65	16.78	20,070	2.23	-	-	0.48	0.48
2021	1,210	16.57	16.70	20,173	1.55	-	-	13.82	13.82
2020	1,219	14.56	14.67	17,870	2.24	-	-	5.62	5.62
MFS VIT I Value Series Initial Class
2024	1,517	35.52	35.52	53,866	1.70	-	-	11.63	11.63
2023	1,523	31.82	31.82	48,465	1.45	-	-	7.93	7.93
2022	2,811	28.70	29.48	82,872	1.39	-	-	(5.91)	(5.91)
2021	2,987	30.50	31.34	93,588	1.34	-	-	25.45	25.45
2020	3,063	24.31	24.98	76,515	1.59	-	-	3.48	3.48
MFS VIT I Value Series Service Class
2024	4,808	24.01	24.07	115,501	1.28	-	-	11.35	11.35
2023	6,635	21.56	21.62	143,175	1.41	-	-	7.63	7.63
2022	6,815	20.03	20.09	136,630	1.15	-	-	(6.14)	(6.14)
2021	7,195	21.35	21.40	153,680	1.17	-	-	25.16	25.16
2020	7,455	17.05	17.10	127,229	1.35	-	-	3.22	3.22

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT II Blended Research Core Equity Portfolio
2024	121	67.24	67.24	8,156	1.06	-	-	25.52	25.52
2023	122	53.57	53.57	6,529	1.43	-	-	28.53	28.53
2022	122	41.68	41.68	5,088	1.12	-	-	(16.00)	(16.00)
2021	122	49.63	49.63	6,074	1.12	-	-	29.53	29.53
2020	122	38.31	38.31	4,675	1.68	-	-	15.34	15.34
MFS VIT II Corporate Bond Portfolio
2024	1,495	19.55	19.82	29,629	3.13	-	-	2.73	2.73
2023	2,129	19.30	19.30	41,099	3.67	-	-	8.89	8.89
2022	2,221	17.72	17.72	39,366	3.14	-	-	(16.62)	(16.62)
2021	2,241	21.26	21.26	47,644	2.71	-	-	(1.66)	(1.66)
2020	2,259	21.62	21.62	48,822	3.31	-	-	10.34	10.34
MFS VIT II Emerging Markets Equity Portfolio
2024	-	10.40	16.64	1	-	-	-	11.35	11.35
2023	-	14.95	14.95	1	1.32	-	-	10.71	10.71
2022	103	13.50	13.50	1,395	3.58	-	-	(19.94)	(19.94)
2021	152	16.87	16.87	2,562	0.26	-	-	(7.02)	(7.02)
2020	219	18.14	18.14	3,974	2.90	-	-	10.33	10.33
MFS VIT II Government Securities Portfolio I Class
2024	515	19.78	19.78	10,189	3.72	-	-	0.76	0.76
2023	388	19.63	19.63	7,620	1.49	-	-	4.15	4.15
2022	921	18.85	18.85	17,351	2.00	-	-	(12.26)	(12.26)
2021	652	21.48	21.48	14,015	2.08	-	-	(1.89)	(1.89)
2020	718	21.90	21.90	15,729	2.97	-	-	6.38	6.38
MFS VIT II High Yield Portfolio
2024	1,247	16.96	36.89	45,822	6.20	-	-	6.94	6.94
2023	1,228	15.86	34.50	42,191	6.23	-	-	12.41	12.41
2022	1,351	13.87	30.69	41,272	5.38	-	-	(10.51)	(10.51)
2021	1,297	15.50	34.30	44,240	4.98	-	-	3.49	3.49
2020	1,726	14.98	33.14	56,951	5.70	-	-	5.09	5.09

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT II International Growth Portfolio I Class
2024	115	35.54	35.54	4,099	1.19	-	-	9.02	9.02
2023	24	32.60	32.60	786	0.91	-	-	14.72	14.72
2022	267	28.42	28.42	7,591	0.29	-	-	(14.95)	(14.95)
2021	306	33.42	33.42	10,228	0.46	-	-	9.27	9.27
2020	405	30.58	30.58	12,399	1.38	-	-	15.84	15.84
MFS VIT II International Growth Portfolio S Class
2024	302	34.11	34.11	10,298	0.37	-	-	8.77	8.77
2023	1,204	31.36	31.36	37,769	0.92	-	-	14.39	14.39
2022	1,199	27.41	27.41	32,880	0.38	-	-	(15.18)	(15.18)
2021	1,266	32.32	32.32	40,916	0.39	-	-	8.99	8.99
2020	1,269	29.66	29.66	37,635	1.28	-	-	15.50	15.50
MFS VIT II Research International Portfolio
2024	32	15.04	15.04	476	1.37	-	-	2.73	2.73
2023	37	14.64	14.64	545	0.72	-	-	12.83	12.83
2022	43	12.97	17.51	562	1.63	-	-	(17.80)	(17.80)
2021	48	15.78	21.31	768	0.67	-	-	11.27	11.27
2020	53	14.18	19.15	751	1.85	-	-	12.71	12.71
MFS VIT III Blended Research Small Cap Equity Portfolio
2024	240	61.60	61.60	14,758	0.96	-	-	4.94	4.94
2023	246	42.38	58.70	14,424	0.78	-	-	18.96	18.96
2022	515	35.63	49.34	23,051	0.73	-	-	(18.37)	(18.37)
2021	604	43.65	60.45	32,283	0.88	-	-	29.64	29.64
2020	706	33.67	46.63	28,229	0.84	-	-	2.23	2.23
MFS VIT III Global Real Estate Portfolio
2024	639	21.25	53.34	34,094	2.14	-	-	(2.68)	(2.68)
2023	716	21.84	54.81	39,270	0.86	-	-	11.46	11.46
2022	989	19.60	49.18	47,007	1.61	-	-	(26.94)	(26.94)
2021	1,029	26.82	67.31	65,959	1.52	-	-	30.12	30.12
2020	1,050	20.61	51.73	50,686	4.88	-	-	1.49	1.49

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT III Growth Allocation Portfolio
2024	-	42.35	42.35	-	-	-	-	10.32	10.32
2023	-	38.39	38.39	-	-	-	-	15.30	15.30
2022	-	33.30	33.30	2	-	-	-	(18.27)	(18.27)
2021	-	40.74	40.74	16	-	-	-	15.76	15.76
2020	26,618	35.19	35.19	936,790	2.11	-	-	15.80	15.80
MFS VIT III Inflation Adjusted Bond Portfolio
2024	-	12.95	12.95	-	-	-	-	(3.93)	(3.93)
2023	-	13.48	13.48	-	4.28	-	-	2.74	2.74
2022	1,589	13.12	13.12	20,848	4.34	-	-	(21.55)	(21.55)
2021	1,603	16.73	16.73	26,818	1.05	-	-	1.63	1.63
2020	1,616	16.46	16.46	26,593	0.47	-	-	13.55	13.55
MFS VIT III Limited Maturity Portfolio
2024	35,627	14.07	14.26	502,336	3.82	-	-	5.30	5.30
2023	36,779	13.36	13.55	492,500	1.60	-	-	6.08	6.08
2022	34,733	12.60	12.77	438,920	2.10	-	-	(4.14)	(4.14)
2021	30,983	13.14	13.32	408,610	2.19	-	-	0.16	0.16
2020	28,673	13.12	13.30	377,593	3.21	-	-	4.34	4.34
MFS VIT III Mid Cap Value Portfolio
2024	1,673	42.77	46.96	78,073	1.26	-	-	13.75	13.75
2023	1,731	37.60	41.28	71,016	1.76	-	-	12.73	12.73
2022	1,799	33.35	36.62	65,499	0.98	-	-	(8.79)	(8.79)
2021	1,875	36.57	40.15	74,900	0.81	-	-	30.99	30.99
2020	1,958	27.92	30.65	59,704	1.23	-	-	3.87	3.87
MFS VIT III Moderate Allocation Portfolio
2024	40,867	33.61	33.61	1,373,526	1.63	-	-	8.31	8.31
2023	42,211	31.03	31.03	1,309,830	2.72	-	-	12.99	12.99
2022	43,311	27.46	27.46	1,189,421	2.05	-	-	(16.76)	(16.76)
2021	44,292	32.99	32.99	1,461,346	2.03	-	-	11.61	11.61
2020	12,751	29.56	29.56	376,969	2.38	-	-	14.29	14.29

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS VIT III New Discovery Value Portfolio
2024	90	52.74	52.74	4,755	1.53	-	-	9.53	9.53
2023	18	48.15	48.15	875	1.08	-	-	11.46	11.46
2022	202	43.20	43.20	8,707	0.32	-	-	(10.96)	(10.96)
2021	311	48.52	48.52	15,074	0.74	-	-	34.05	34.05
2020	396	36.19	36.19	14,322	0.97	-	-	4.19	4.19
MFS VIT Total Return Series Service Class
2024	1,304	21.25	21.25	27,712	2.34	-	-	7.43	7.43
2023	1,321	19.78	19.78	26,122	1.84	-	-	10.22	10.22
2022	1,339	17.95	17.95	24,023	1.48	-	-	(9.84)	(9.84)
2021	1,355	19.90	19.90	26,968	1.62	-	-	13.84	13.84
2020	1,368	17.48	17.48	23,917	2.10	-	-	9.52	9.52
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
2024	254	77.94	77.94	19,806	-	-	-	41.73	41.73
2023	275	54.99	54.99	15,119	-	-	-	44.13	44.13
2022	302	38.15	38.15	11,505	-	-	-	(62.97)	(62.97)
2021	327	103.03	103.03	33,668	-	-	-	(11.19)	(11.19)
2020	342	116.01	116.01	39,666	-	-	-	152.04	152.04
PIMCO VIT CommodityRealReturnTM Strategy Portfolio
2024	-	8.26	8.26	-	-	-	-	4.16	4.16
2023	-	7.78	7.78	-	22.09	-	-	(7.85)	(7.85)
2022	2,122	8.45	8.45	17,928	21.20	-	-	8.61	8.61
2021	2,177	7.78	7.78	16,932	4.30	-	-	33.34	33.34
2020	2,243	5.83	5.83	13,082	6.35	-	-	13.55	13.55
PIMCO VIT Emerging Markets Bond Portfolio
2024	2,039	45.60	45.60	92,935	6.40	-	-	7.57	7.57
2023	2,167	42.39	42.39	91,857	5.88	-	-	11.14	11.14
2022	1,538	17.44	38.14	58,674	4.85	-	-	(15.73)	(15.73)
2021	2,836	20.69	45.26	98,029	4.51	-	-	(2.57)	(2.57)
2020	3,405	21.23	46.46	126,822	4.63	-	-	6.70	6.70

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Real Return Portfolio
2024	24	22.86	22.86	557	2.44	-	-	2.14	2.14
2023	23	22.38	22.38	509	0.44	-	-	3.67	3.67
2022	1,031	15.05	21.59	22,256	7.01	-	-	(11.91)	(11.91)
2021	1,160	17.08	24.51	28,438	4.98	-	-	5.61	5.61
2020	1,192	16.17	23.21	27,656	1.46	-	-	11.72	11.72
PIMCO VIT Total Return Portfolio
2024	1,528	22.85	22.85	34,910	4.44	-	-	2.51	2.51
2023	1,318	22.29	22.29	29,382	3.59	-	-	5.94	5.94
2022	2,509	15.37	21.04	52,778	2.56	-	-	(14.31)	(14.31)
2021	1,911	17.94	24.55	46,917	1.82	-	-	(1.27)	(1.27)
2020	2,133	18.17	24.87	53,046	2.14	-	-	8.66	8.66
T. Rowe Price Blue Chip Growth Portfolio
2024	2,987	106.01	106.01	316,665	-	-	-	35.51	35.51
2023	3,309	78.23	78.23	258,840	-	-	-	49.29	49.29
2022	3,708	52.40	52.40	194,322	-	-	-	(38.50)	(38.50)
2021	3,902	85.21	85.21	332,487	-	-	-	17.62	17.62
2020	4,412	72.44	72.44	319,611	-	-	-	34.28	34.28
Templeton Foreign VIP Fund
2024	1,136	32.87	32.87	37,351	2.66	-	-	(0.99)	(0.99)
2023	1,317	33.20	33.20	43,725	3.00	-	-	20.76	20.76
2022	2,557	27.49	27.49	70,301	3.06	-	-	(7.61)	(7.61)
2021	2,674	29.75	29.75	79,575	1.84	-	-	4.16	4.16
2020	2,648	28.57	28.57	75,629	3.45	-	-	(1.16)	(1.16)

Delaware Life NY Variable Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Delaware Life NY Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Delaware Life NY Variable Account D (the Separate Account) as of December 31, 2024, the related statements of operations and change in net assets for each of the years in the two-year period then ended (or the period indicated in the Appendix), and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of their operations and changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended (or for the period indicated in the Appendix), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Boston, Massachusetts

April 15, 2025

Appendix (1)

Delaware Life NY Variable Account D

AB VPS Relative Value Portfolio

AB VPS Sustainable Global Thematic Portfolio

Alger Mid Cap Growth Portfolio

American Funds Insurance Series Growth Income Fund

BlackRock Global Allocation V.I. Fund

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares

Columbia Variable Portfolio - Large Cap Growth Fund

DWS Small Cap Index VIP

DWS Small Mid Cap Value VIP

Fidelity VIP Balanced Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Government Money Market Portfolio

Fidelity VIP Index 500 Portfolio Service Class

Fidelity VIP Index 500 Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio

Fidelity VIP Overseas Portfolio

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Portfolio

First Eagle Overseas Variable Fund

Franklin Mutual Shares VIP Fund

Franklin Templeton Small Cap Value VIP Fund

Franklin Templeton Strategic Income VIP Fund

Goldman Sachs VIT Mid Cap Value Fund

Goldman Sachs VIT U.S. Equity Insights Fund

Invesco V.I. Capital Appreciation Fund Series I

Invesco V.I. EQV International Equity Fund

Invesco V.I. Global Fund

Invesco V.I. Growth and Income Fund

LVIP Delaware SMID Cap Core Fund

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Value Fund

M Large Cap Value Fund

MFS U.S. Government Money Market Portfolio

MFS VIT I Growth Series

MFS VIT I Mid Cap Growth Series

MFS VIT I New Discovery Series

MFS VIT I Research Series

MFS VIT I Total Return Bond Series

MFS VIT I Utilities Series Initial Class

MFS VIT I Utilities Series Service Class

MFS VIT I Value Series Initial Class

MFS VIT I Value Series Service Class

MFS VIT II Blended Research Core Equity Portfolio

MFS VIT II Corporate Bond Portfolio

MFS VIT II Emerging Markets Equity Portfolio

MFS VIT II Government Securities Portfolio I Class

MFS VIT II High Yield Portfolio

MFS VIT II International Growth Portfolio I Class

MFS VIT II International Growth Portfolio S Class

MFS VIT II Research International Portfolio

MFS VIT III Blended Research Small Cap Equity Portfolio

MFS VIT III Global Real Estate Portfolio

MFS VIT III Growth Allocation Portfolio

MFS VIT III Inflation Adjusted Bond Portfolio

MFS VIT III Limited Maturity Portfolio

MFS VIT III Mid Cap Value Portfolio

MFS VIT III Moderate Allocation Portfolio

MFS VIT III New Discovery Value Portfolio

MFS VIT Total Return Series Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

PIMCO VIT CommodityRealReturnTM Strategy Portfolio

PIMCO VIT Emerging Markets Bond Portfolio

PIMCO VIT Real Return Portfolio

PIMCO VIT Total Return Portfolio

T. Rowe Price Blue Chip Growth Portfolio

Templeton Foreign VIP Fund

(1) Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2024. Financial highlights for the year or period ended on December 31, 2020 were audited by other independent registered public accountants.

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